
                                                                   EXHIBIT 10.46

                                                       *  Confidential Treatment
                                                          Requested

===============================================================================


                              OPERATING AGREEMENT

                                      FOR

                  KOLL-DOVE GLOBAL DISPOSITION SERVICES, LLC,

                    A CALIFORNIA LIMITED LIABILITY COMPANY


===============================================================================
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                               TABLE OF CONTENTS
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ARTICLE I    DEFINITIONS................................................    1

ARTICLE II   ORGANIZATIONAL MATTERS.....................................    9
        2.1  Formation..................................................    9
             ---------
        2.2  Name.......................................................    9
             ----
        2.3  Term.......................................................    9
             ----
        2.4  Office and Agent...........................................    9
             ----------------
        2.5  Names and Addresses of the Members.........................    9
             ----------------------------------
        2.6  Business of the Company....................................   10
             -----------------------

ARTICLE III  CAPITAL CONTRIBUTIONS......................................   10
        3.1  Initial Contribution.......................................   10
             --------------------
        3.2  Mandatory Additional Contributions.........................   11
             ----------------------------------
        3.3  No Further Contributions Required..........................   11
             ---------------------------------
        3.4  Units......................................................   11
             -----
        3.5  Failure to Make Contributions..............................   11
             -----------------------------
        3.6  No Interest................................................   12
             -----------
        3.7  Loans by Members...........................................   13
             ----------------

ARTICLE IV   MEMBERS....................................................   14
        4.1  Limited Liability..........................................   14
             -----------------
        4.2  Admission of Additional Members............................   14
             -------------------------------
        4.3  Voting Rights..............................................   14
             -------------
        4.4  Meetings of Members........................................   14
             -------------------
             A.  Date, Time and Place of Meetings of Members; Secretary.   14
                 ------------------------------------------------------
             B.  Power to Call Meetings.................................   14
                 ----------------------
             C.  Notice of Meetings.....................................   15
                 ------------------
             D.  Manner of Giving Notice; Affidavit of Notice...........   15
                 --------------------------------------------
             E.  Validity of Action.....................................   15
                 ------------------
             F.  Quorum.................................................   15
                 ------
             G.  Adjourned Meeting; Notice..............................   16
                 -------------------------
             H.  Waiver of Notice or Consent............................   16
                 ---------------------------
             I.  Action by Written Consent Without a Meeting............   16
                 -------------------------------------------
             J.  Telephonic Participation by Member at Meetings.........   17
                 ----------------------------------------------
             K.  Voting.................................................   17
                 ------
             L.  Record Date............................................   17
                 -----------
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        4.5  Remuneration To Members...................................... 18
             -----------------------
        4.6  Members Are Not Agents....................................... 18
             ----------------------
        4.7  No Right to Withdraw......................................... 19
             --------------------

ARTICLE V    MANAGEMENT AND CONTROL OF THE COMPANY........................ 19
        5.1  Management of the Company by Managers........................ 19
             -------------------------------------
             A.  Exclusive Management by Managers......................... 19
                 --------------------------------
             B.  Agency Authority of Managers............................. 19
                 ----------------------------
             C.  Meetings of Managers..................................... 19
                 --------------------
        5.2  Election of Managers......................................... 20
             --------------------
             A.  Number, Designation, Terms and Qualifications............ 20
                 ---------------------------------------------
             B.  Resignation.............................................. 21
                 -----------
             C.  Removal.................................................. 21
                 -------
             D.  Vacancies................................................ 21
                 ---------
        5.3  Powers of Managers........................................... 21
             ------------------
             A.  Powers of Managers....................................... 21
                 ------------------
             B.  Limitations on Power of Managers......................... 22
                 --------------------------------
             C.  Member Approval.......................................... 23
                 ---------------
        5.4  Members Have No Managerial Authority......................... 23
             ------------------------------------
        5.5  Performance of Duties; Liability of Managers................. 24
             --------------------------------------------
        5.6  Devotion of Time............................................. 24
             ----------------
        5.7  Competing Activities......................................... 25
             --------------------
        5.8  Transactions Between the Company and the Managers............ 25
             -------------------------------------------------
        5.9  Fees to Managers............................................. 25
             ----------------
        5.10 Acts of Managers............................................. 25
             ----------------
        5.11 Officers..................................................... 26
             --------
             A.  Appointment of Officers.................................. 26
                 -----------------------
             B.  Removal, Resignation and Filing of Vacancy of Officers... 26
                 ------------------------------------------------------
             C.  Salaries of Officers..................................... 26
                 --------------------
             D.  Duties and Powers of the Chairperson..................... 26
                 ------------------------------------
             E.  Duties and Powers of the Chief
                 ------------------------------
                 Executive Officer and President.......................... 27
                 -------------------------------

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                                     -ii-
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             F.  Duties and Powers of Secretary............................27
                 ------------------------------
             G.  Duties and Powers of Chief Financial Officer..............28
                 --------------------------------------------
             H.  Acts of Officers as Conclusive Evidence of Authority......28
                 ----------------------------------------------------
             I.  Signing Authority of Officers.............................28
                 -----------------------------
        5.12 Limited Liability.............................................28
             -----------------

ARTICLE VI   ALLOCATIONS OF NET PROFITS AND NET LOSSES AND
             DISTRIBUTIONS.................................................29
        6.1  Maintenance of Capital Accounts...............................29
             -------------------------------
        6.2  Allocations of Net Profit and Net Loss........................30
             --------------------------------------
             A.  Net Loss..................................................30
                 --------
             B.  Net Profit................................................30
                 ----------
        6.3  Special Allocations...........................................30
             -------------------
             A.  Minimum Gain Chargeback...................................30
                 -----------------------
             B.  Chargeback of Minimum Gain Attributable to Member
                 -------------------------------------------------
                 Nonrecourse Debt..........................................30
                 ----------------
             C.  Nonrecourse Deductions....................................31
                 ----------------------
             D.  Member Nonrecourse Deductions.............................31
                 -----------------------------
             E.  Qualified Income Offset...................................31
                 -----------------------
             F.  Preventative Allocation...................................31
                 -----------------------
             G.  Optional Adjustment to Basis - Section 754................32
                 ------------------------------------------
             H.  Overall Limitation on Allocation of Net Losses............32
                 ----------------------------------------------
             I.  Curative Allocations......................................32
                 --------------------
             J.  Koll Preferred Return Allocation..........................33
                 --------------------------------
        6.4  Other Allocation Rules........................................33
             ----------------------
             A.  Frequency.................................................33
                 ---------
             B.  Remaining Items...........................................33
                 ---------------
             C.  Share of Excess Nonrecourse Liabilities...................33
                 ---------------------------------------
        6.5  Tax Allocations; Code Section 704(c)..........................33
             ------------------------------------
             A.  Proportional to Net Profits or Net Losses.................33
                 -----------------------------------------
             B.  Contribution of Property..................................33
                 ------------------------
             C.  Gross Asset Value Adjustment..............................34
                 ----------------------------
             D.  Discretion; Effect........................................34
                 ------------------
        6.6  Allocation of Net Profits and Losses in Respect of a
             ----------------------------------------------------
             Transferred Interest..........................................34
             --------------------
        6.7  Distributions.................................................35
             -------------
             A.  Generally.................................................35
                 ---------
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               B.    Distributions to Pay Taxes........................... 35
                     --------------------------
               C.    Priority of Distributions............................ 35
                     -------------------------
               D.    Koll Earned Preferred Return......................... 35
                     ----------------------------
               E.    Examples............................................. 36
                     --------
               F.    Distributions with respect to Transferred
                     -----------------------------------------
                     Interests............................................ 37
                     ---------

        6.8    Form of Distribution....................................... 37
               --------------------
        6.9    Restriction on Distributions............................... 38
               ----------------------------
        6.10   Return of Distributions.................................... 38
               -----------------------
        6.11   Obligations of Members to Report Allocations............... 38
               --------------------------------------------

ARTICLE VII    TRANSFER AND ASSIGNMENT OF INTERESTS....................... 38

ARTICLE VIII   ACCOUNTING, RECORDS, REPORTING BY MEMBERS.................. 39

        8.1    Books and Records.......................................... 39
               -----------------
        8.2    Delivery to Members and Inspection......................... 39
               ----------------------------------
        8.3    Annual Statements.......................................... 40
               -----------------
        8.4    Financial and Other Information............................ 40
               -------------------------------
        8.5    Other Filings.............................................. 41
               -------------
        8.6    Bank Accounts.............................................. 41
               -------------
        8.7    Accounting Decisions and Reliance on Others................ 41
               -------------------------------------------
        8.8    Tax Returns and Elections.................................. 41
               -------------------------
        8.9    Tax Matters................................................ 41
               -----------

ARTICLE IX     DISSOLUTION AND WINDING UP................................. 41

        9.1    Dissolution................................................ 41
               -----------
        9.2    Election to Continue....................................... 42
               --------------------
        9.3    Certificate of Dissolution................................. 42
               --------------------------
        9.4    Winding Up................................................. 42
               ----------
        9.5    Distributions in Kind...................................... 43
               ---------------------
        9.6    Distribution of Assets and Order of Payment of
               ----------------------------------------------
               Liabilities Upon Dissolution............................... 43
               ----------------------------
        9.7    Timing of Liquidation Distributions........................ 43
               -----------------------------------
        9.8    Provision for Debts and Liabilities of Company............. 44
               ----------------------------------------------
        9.9    Limitations on Payments Made in Dissolution................ 44
               -------------------------------------------
        9.10   Certificate of Cancellation................................ 44
               ---------------------------
        9.11   No Action for Dissolution.................................. 44
               -------------------------
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        9.12   Right to Use Dove Names After Liquidation.................. 45
               -----------------------------------------

ARTICLE X      INDEMNIFICATION AND INSURANCE.............................. 45

        10.1   Indemnification of Agents.................................. 45
               -------------------------
        10.2   Insurance.................................................. 45
               ---------

ARTICLE XI     INVESTMENT REPRESENTATIONS................................. 46

        11.1   Preexisting Relationship or Experience..................... 46
               --------------------------------------
        11.2   No Advertising............................................. 46
               --------------
        11.3   Investment Intent.......................................... 46
               -----------------
        11.4   Purpose of Entity.......................................... 46
               -----------------
        11.5   Residency.................................................. 46
               ---------
        11.6   Economic Risk.............................................. 46
               -------------
        11.7   No Registration of Units................................... 47
               ------------------------
        11.8   Membership Interest in Restricted Security................. 47
               ------------------------------------------
        11.9   No Obligation to Register.................................. 47
               -------------------------
        11.10  No Disposition in Violation of Law......................... 47
               ----------------------------------
        11.11  Legends.................................................... 48
               -------
        11.12  Investment Risk............................................ 48
               ---------------
        11.13  Restrictions on Transferability............................ 48
               -------------------------------
        11.14  Information Reviewed....................................... 49
               --------------------
        11.15  No Representations by Company.............................. 49
               -----------------------------
        11.16  Consultation with Attorney................................. 49
               --------------------------
        11.17  Tax Consequences........................................... 49
               ----------------
        11.18  No Assurance of Tax Benefits............................... 49
               ----------------------------
        11.19  Indemnity.................................................. 50
               ---------
        11.20  Limitation................................................. 50
               ----------

ARTICLE XII    MISCELLANEOUS.............................................. 50

        12.1   Complete Agreement......................................... 50
               ------------------
        12.2   Binding Effect............................................. 51
               --------------
        12.3   Parties in Interest........................................ 51
               -------------------
        12.4   Interpretation............................................. 51
               --------------
        12.5   Severability............................................... 51
               ------------
        12.6   Additional Documents....................................... 51
               --------------------
        12.7   Notices.................................................... 51
               -------
        12.8   Amendments................................................. 52
               ----------
        12.9   Amendments by Managers..................................... 52
               ----------------------
        12.10  Reliance on Authority of Person Signing Agreement.......... 52
               -------------------------------------------------
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        12.11  No Interest in Company Property; Waiver
               ---------------------------------------
               of Action for Partition..................................... 52
               -----------------------
        12.12  Multiple Counterparts....................................... 52
               ---------------------
        12.13  Attorneys' Fees............................................. 52
               ---------------
        12.14  Time is of the Essence...................................... 52
               ----------------------
        12.15  Remedies Cumulative......................................... 52
               -------------------

        Exhibit A    Names and Addresses of Members
        Exhibit B    Capital Contributions, Units and
                     Percentage Interests
        Exhibit C    Names and Addresses of Managers
        Exhibit D    Buy/Sell Agreement

                              OPERATING AGREEMENT
                                      FOR
                  KOLL-DOVE GLOBAL DISPOSITION SERVICES, LLC
                    A CALIFORNIA LIMITED LIABILITY COMPANY


       This Operating Agreement is made as of this 13th day of March, 1995, by and among the parties listed on the signature pages hereof, with reference to the following facts:

       A. On March 9, 1995, Articles of Organization for Koll-Dove Global Disposition Services, LLC (the "Company"), a limited liability company under the laws of the State of California, were filed with the California Secretary of State.

       B. The parties desire to adopt and approve an operating agreement for the Company.

       NOW, THEREFORE, the parties (hereinafter sometimes collectively referred to as the "Members," or individually as the "Member") by this Agreement set forth the operating agreement for the Company under the laws of the State of California upon the terms and subject to the conditions of this Agreement.

                                   ARTICLE 1

                                  DEFINITIONS

       When used in this Agreement, the following terms shall have the meanings set forth below (all terms used in this Agreement that are not defined in this Article I shall have the meanings set forth elsewhere in this Agreement):

       1.1    "Act" shall mean the Beverly-Killea Limited Liability Company Act,
               ---
codified in the California Corporations Code, Section 17000 et seq., as the same
                                                            -- ----
may be amended from time to time.

       1.2    "Adjusted Capital Account Deficit" shall mean, with respect to any
               --------------------------------
Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

              A. Crediting to such Capital Account (i) any amount which such Member is obligated to restore following the liquidation of such Member's Membership Interest in the Company (pursuant to the terms of this Agreement or otherwise); (ii) the amount of such Member's share of the Company Minimum Gain (which share shall be determined in accordance with the method for determining a partner's share of partnership minimum gain under Regulations Section 1.704-2(g)); and (iii) the amount of such Member's share of Member Minimum Gain (which share shall be determined in accordance with the method for determining a partner's share of partner nonrecourse debt minimum gain under Regulations Section 1.704-2(i)(5)); and
                                          -

              B. Debiting to such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5), and (6).
                                       -  -    -        -
This definition is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d), and shall be interpreted consistently therewith.
                  -

       1.3    "Affiliate" shall mean, with respect to any Person, any
               ---------
individual, partnership, corporation, trust or other entity or association, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such Person. The term "control," as used in the immediately preceding sentence, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.

       1.4    "Agreement" shall mean this Operating Agreement, as originally
               ---------
executed and as amended from time to time.

       1.5    "Articles" shall mean the Articles of Organization for the Company
               --------
originally filed with the California Secretary of State and as amended from time to time.

       1.6    "Bankruptcy" with respect to a Member shall mean: (a) the entry of
               ----------
a decree or order for relief by a court having jurisdiction in respect of such Member in an involuntary case under federal or state bankruptcy or insolvency law, or the appointment of a receiver, assignee, or trustee for such person or for any substantial part of his or her property, or the issuance of an order for the winding-up or liquidation of his or her affairs and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;
(b) the commencement by such Member of a voluntary proceeding seeking any decree, order or appointment referred to in clause (a) or the consent by such Member to any such decree, order or appointment; (c) the making by such Member of a general assignment for the benefit of creditors; or (d) the admission in writing by such Member of its inability to pay its debts as they become due.

       1.7    "Book Depreciation" shall mean, for each fiscal year or other
               -----------------
period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to the Company's assets for such year or other period for federal income tax purposes, except that if the Gross Asset Value of any asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Book Depreciation with respect to such asset shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction with respect to such asset for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the
                                            --------  -------
federal income tax depreciation, amortization or other cost recovery deduction with respect to such asset for such year is zero, Book Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managers.

       1.8    "Capital Account" shall mean with respect to any Member the
               ---------------
capital account which the Company establishes and maintains for such Member pursuant to Section 6.1.

       1.9    "Capital Contribution" shall mean with respect to any Member the
               --------------------
amount of money and the initial Gross Asset Value of any property other than money (net of liabilities assumed or taken subject to by the Company) contributed by the Member with respect to the Membership Interest held by such Member.

       1.10   "Code" shall mean the Internal Revenue Code of 1986, as amended
               ----
from time to time, or any corresponding provisions of succeeding law.

       1.11   "Company" shall mean Koll-Dove Global Disposition Services, LLC, a
               -------
California limited liability company.

       1.12   "Company Minimum Gain" shall have the meaning ascribed to the term
               --------------------
"partnership minimum gain" in the Regulations Section 1.704-2(d).

       1.13   "Contribution Agreement" shall mean that certain Contribution
               ----------------------
Agreement entered into by and among Koll, Dove Group, and Dovetech, Inc., dated March 9, 1995.

       1.14   "Corporations Code" shall mean the California Corporations Code,
               -----------------
as amended from time to time, and the provisions of succeeding law.

       1.15   "Dissolution Event" shall mean with respect to any Member one or
               -----------------
more of the following: the death, adjudicated incompetency, withdrawal, resignation, expulsion, Bankruptcy, or dissolution of any Member.

       1.16   "Distributable Cash" shall mean the amount of cash which the
               ------------------
Managers deem available for distribution to the Members, taking into account all Company debts, liabilities, and obligations of the Company then due and amounts which the Managers deem necessary to place into reserves for customary and usual claims with respect to the Company's business.

       1.17   "Dove Group" shall mean Ross Dove, Kirk Dove, Ross-Dove Company,
               ----------
Inc., Dovemedia, Ltd. and Dove Capital Corporation, collectively.

       1.18   "Economic Interest" shall mean a Person's share of one or more of
               -----------------
the Company's Net Profits and Net Losses (and items of income, gain, loss, or deduction), and right to receive distributions from the Company pursuant to this Agreement and the Act, but shall not include any other rights of a Member, including, without limitation, the right to vote or participate in the management, or except as provided in Section 17106 of the Corporations Code, any right to information concerning the business and affairs of the Company.

       1.19   "Fiscal Year" shall mean the Company's tax and accounting year
               -----------
which shall be determined in accordance with Section 8.8.

       1.20   "GE Capital Debt" shall mean that certain obligation of the Ross-
               ---------------
Dove Company, Inc. to General Electric Capital Corporation, in the face amount of $8,603,150, dated July 28, 1994, that the Company assumed pursuant to the Contribution Agreement.

       1.21   "Gross Asset Value" shall mean, with respect to any asset, the
               -----------------
asset's adjusted basis for federal income tax purposes, subject to the following exceptions and adjustments:

              A. The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the contributing Member and the Managers;

              B. The Gross Asset Value of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Managers, immediately preceding the occurrence of any of the following events:
(i) the acquisition of an additional Membership Interest in the Company by any new or existing Member in exchange for more than a de minimis Capital
                                                   ----------
Contribution if the Managers determine that such adjustment is necessary or appropriate to reflect the relative economic interests of the Member in the Company; (ii) the distribution by the Company of more than a de minimis amount
                                                             ----------
of property as consideration for an interest in the Company if the Managers determine that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company; and (iii) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) (which for this purpose shall include the termination of
            -
the Company for federal income tax purposes pursuant to Code Section 708(b)(1)(B));

              C. The Gross Asset Value of any Company asset distributed to any Member shall be the gross fair market value of such asset on the date of distribution (determined in accordance with Section 9.5);

              D. The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustment to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and Section 6.3(G); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection D to the extent the Managers determine that an adjustment pursuant to subsection B above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection D; and

              E. If the Gross Asset Value of an asset has been determined or adjusted pursuant to subsection A, B, or D above, such Gross Asset Value shall thereafter be adjusted by the Book Depreciation (calculated in accordance with Regulations Section 1.704-1(b)(2)(iv)(g)) taken into account with respect to
                                      -
such asset for purposes of computing Net Profits and Net Losses.

       1.22   "IBM Claim" shall mean all of the rights of the Ross-Dove Company,
               ---------
Inc. against International Business Machines Corporation ("IBM") arising from a dispute between Ross-Dove Company, Inc. and IBM in connection with the purchase of certain computers from IBM on or around June, 1994, which rights were contributed to the Company pursuant to the Contribution Agreement.

       1.23   "Koll" shall mean Koll Management Services, Inc.
               ----

       1.24   "Koll Earned Preferred Return" shall mean a preferred return with
               ----------------------------
respect to Koll's Membership Interest, computed in accordance with Section
6.7.D.

       1.25   "Koll's Fees" shall mean all revenues derived by Koll and its
               -----------
Affiliates pursuant to that certain Strategic Alliance Agreement, entered into in February, 1995, between Koll and the Ross-Dove Company, Inc. (as amended or superseded from time to time), and all real estate management fees paid by the Company to Koll or any of its Affiliates (including management fees paid pursuant to any property management agreement relating to the Company's principal office), and any and all real estate referral fees paid by the Company to Koll or any of its Affiliates.

       1.26   "Majority Vote" of the Members shall mean a vote of Members
               -------------
holding more than fifty percent (50%) of the Units.

       1.27   "Manager" shall mean any one of the persons appointed by the
               -------
Members pursuant to Section 5.2 to manage the Company, as provided in Article V.

       1.28   "Member" shall mean each Person who (a) is an initial signatory to
               ------
this Agreement, has been admitted to the Company as a Member in accordance with the Articles or this Agreement or is an assignee who has become a Member in accordance with Article VII of this Agreement, and (b) with respect to whom a Dissolution Event has not occurred.

       1.29   "Member Minimum Gain" shall mean the minimum gain attributable to
               -------------------
Member Nonrecourse Debt, determined in accordance with the rules set forth for determining "partner nonrecourse debt minimum gain" in Regulations Section 1.704-2(i)(3).

       1.30   "Member Nonrecourse Debt" shall have the meaning ascribed to the
               -----------------------
term "partner nonrecourse debt" in Regulations Section 1.704-2(b)(4).

       1.31   "Member Nonrecourse Deductions" shall mean items of Company loss,
               -----------------------------
deduction, or Code Section 705(a)(2)(B) expenditures which are attributable to Member Nonrecourse Debt, and shall be determined in accordance with the rules set forth for determining "partner nonrecourse deductions" in Regulations
Section 1.704-2(i)(2).

       1.32   "Membership Interest" shall mean a Member's entire interest in the
               -------------------
Company, including the Member's Economic Interest, the right to vote on or participate in the management, and the right to receive information concerning the business and affairs, of the Company.

       1.33   "Minimum Fees" shall mean: (i) for the initial or last Fiscal Year
               ------------
of the Company, $2,500,000 multiplied by a fraction, the numerator of which is the number of full months in such Fiscal Year, and the denominator of which is 12; and (ii) for any other year, $2,500,000.

       1.34   "Net Earnings" of the Company shall mean the combined net income
               ------------
of the Company and Dovetech, Inc., as determined by the Company's outside accountants in accordance with generally accepted accounting principles.

       1.35  "Net Profits" or "Net Losses," as the case may be, for any period,
              -----------      ----------
shall mean an amount equal to the Company's Taxable Income or Taxable Loss for such period, with the following adjustments:

              A. Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits and Net Losses pursuant to this definition shall be added to such Taxable Income or shall reduce such Taxable Loss;

              B. Any expenditure of the Company described in Code Section 705(a)(2)(B) or treated as a Code Section 705(a)(2)(B) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account
                                      -
in computing Net Profits or Net Losses pursuant to this definition, shall be subtracted from such Taxable Income or Loss;

              C. If the Gross Asset Value of any Company asset is adjusted pursuant to subsection B or C of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profits or Net Losses;

              D. Gain or loss resulting from the disposition of any Company asset with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the asset disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

              E. In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such Taxable Income or Loss, there shall be taken into account Book Depreciation for such fiscal year or other period;

              F. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account
                                                  -  -
in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Profits or Net Losses; and

              G. Notwithstanding any other provision of this definition, any item which is specially allocated pursuant to Section 6.3 shall not be taken into account in computing Net Profits or Net Losses.

       1.36   "Nonrecourse Deduction" shall mean any item of Company loss,
               ---------------------
deduction or expense that is attributable to a Nonrecourse Liability, and shall be determined in accordance with the rules set forth in Regulations Sections 1.704-2(c) and 1.704-2(j)(1).

       1.37   "Nonrecourse Liability" shall have the meaning set forth in
               ---------------------
Regulation Section 1.752-1(a)(2).

       1.38   "Percentage Interest" shall mean the percentage represented by the
               -------------------
number of Units held by a Member to the total number of Units held by all the Members, as such percentage may be adjusted from time to time pursuant to the terms of this Agreement.

       1.39   "Person" shall mean an individual, general partnership, limited
               ------
partnership, limited liability company, corporation, trust, estate, real estate investment trust association or any other entity.

       1.40   "Regulations" shall, unless the context clearly indicates
               -----------
otherwise, mean the regulations currently in force as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code.

       1.41   "Super Majority" of the Managers shall mean at least five (5) of
               --------------
the seven (7) Managers; provided that if at any time the number of authorized Managers is other than seven (7), then a Super Majority shall be adjusted as provided in Section 5.2.

       1.42   "Super Majority Vote" of the Managers shall mean a vote requiring
               -------------------
the approval of a Super Majority of the Managers.

       1.43   "Tax Matters Partner" initially shall be Koll or any successor
               -------------------
designated pursuant to Section 8.9.

       1.44   "Taxable Income" or "Taxable Loss," as the case may be, for any
               --------------      ------------
period, shall mean the taxable income or taxable loss of the Company for such period, determined in accordance with Code Section 703(a), including all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1).

       1.45   "Units" shall mean the units of Membership Interest issued by the
               -----
Company to its Members, in exchange for Capital Contributions and commitments to make Capital Contributions.

                                   ARTICLE II

                             ORGANIZATIONAL MATTERS

       2.1    Formation.  Pursuant to the Act, the Members have formed a
              ---------
California limited liability company under the laws of the State of California by filing the Articles with the California Secretary of State and entering into this Agreement. The rights and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

       2.2    Name.  The name of the Company shall be "Koll-Dove Global
              ----
Disposition Services, LLC." The business of the Company may be conducted under that name or, upon compliance with applicable laws, any other name that the Managers deem appropriate or advisable. The Managers shall cause to be filed any fictitious name certificates and similar filings, and any amendments thereto, that the Managers consider appropriate or advisable.

       2.3    Term. The term of this Agreement shall be 30 years, unless
              ----
extended or sooner terminated as hereinafter provided.

       2.4    Office and Agent. The Company shall continuously maintain an
              ----------------
office and registered agent in the State of California as required by the Act. The principal office of the Company shall be at 1241 East Hillsdale Boulevard, Foster City, California 94404, or such other place as the Managers from time to time may determine. Prompt notice of any change in the location of the principal office shall be given to all Members. The Company also may have such offices, anywhere within and without the State of California, as the Managers from time to time may determine, or the business of the Company may require. The registered agent shall be as stated in the Articles or as otherwise determined by the Managers.

       2.5    Names and Addresses of the Members.  The respective names and
              ----------------------------------
addresses of the Members are set forth on Exhibit "A."

       2.6    Business of the Company. Notwithstanding the purpose of the
              -----------------------
Company which is described in the Articles, the Company shall not engage in any business other than the following without the approval of a Super Majority Vote of the Managers:

              A. The holding of auctions for the sale of capital assets, real estate, financial instruments, excess or obsolete inventory and other assets; the buying and selling of capital assets; the production of marketing and advertising materials associated with the foregoing; and the conduct (through a wholly-owned subsidiary) of fee-based appraisals of assets; and

              B. Such other activities directly related to the foregoing business as may be necessary or advisable in the opinion of the Managers to further such business.

                                   ARTICLE III

                             CAPITAL CONTRIBUTIONS

       3.1    Initial Contributions.
              ---------------------

              A.  Dove Group's Capital Contributions. As of the effective date
                  ----------------------------------
of this Agreement, pursuant to the Contribution Agreement: (i) each of Ross-Dove Company, Inc., Dovemedia, Ltd. and Dove Capital Corporation, have contributed to the capital of the Company substantially all of their respective assets (excluding certain specified assets identified in the Contribution Agreement), subject to all of their respective liabilities (excluding certain specified liabilities identified in the Contribution Agreement), all as evidenced and more fully described in the Contribution Agreement; and (ii) Ross Dove and Kirk Dove each have contributed all of their respective right, title and interest in all of the issued and outstanding stock of Dovetech, Inc., as evidenced and more fully described in the Contribution Agreement. The Members agree that the net fair market value of each of the Dove Group's contributions equal the amounts set forth opposite each of their names on Exhibit B, and each will receive an initial credit to its Capital Account equal to such net fair market value.

              B.  Koll's Capital Contributions. As of the effective date of this
                  ----------------------------
Agreement, pursuant to the Contribution Agreement, Koll has contributed to the
capital of the Company $    *     in immediately available funds, and Koll will
receive a corresponding credit to its Capital Account.

                                     -11-
                                                        * Confidential Treatment
                                                          Requested

       3.2    Mandatory Additional Contributions.
              ----------------------------------

              A.  Koll's Second Contribution. On or before the 30th day
                  --------------------------
following the effective date of this Agreement, Koll shall contribute to the
capital of the Company an additional $   *   in immediately available funds, and
Koll shall receive a corresponding credit to its Capital Account for such additional contribution when each such contribution is made.

              B.  Koll's Deferred Contribution.  Subject to Section 3.7.B and
                  ----------------------------
Koll's offset rights pursuant to the Contribution Agreement, on or before December 31, 1997, Koll shall contribute to the capital of the Company an
additional $   *    in immediately available funds; provided, however that the
Managers may from time to time call for some or all of such additional contribution from Koll at any time prior to December 31, 1997, if the Managers determine that such earlier contribution would be desirable in order to provide increased growth, value and profitability for the Company. Koll shall receive a corresponding credit to its Capital Account for each such additional contribution when each such contribution is made.

       3.3    No Further Contributions Required.  No Member shall be required to
              ---------------------------------
contribute to the capital of the Company any amounts in addition to the amounts contributed or required to be contributed pursuant to Sections 3.1 and 3.2. If the Company needs additional funds for any reason, the Members may, but will not be required to, make additional Capital Contributions to the Company on terms approved by a Super Majority Vote of the Managers.

       3.4    Units. As of the effective date of this Agreement, in exchange for
              -----
all amounts contributed or committed to be contributed to the capital of the Company pursuant to Sections 3.1 and 3.2, each Member shall be issued that number of Units as are set forth opposite each Member's name on Exhibit B; it being understood that no additional Units shall be issued at the time of making any additional contributions pursuant to Section 3.2.

       3.5    Failure to Make Contributions.  If any Member does not timely
              -----------------------------
contribute capital when required to do so pursuant to the provisions of Section 3.2, such Member shall be in default under this Agreement, and the Managers (or if the Managers fail to do so, any non-defaulting Member) shall notify the defaulting Member in writing of such default, and the entire amount of its unmade capital

                                     -12-
                                                        * Confidential Treatment
                                                          Requested
contribution (including any amounts not currently due) (the "Defaulted Amount") shall become immediately due and payable. If the defaulting Member does not contribute the entire Defaulted Amount to the Company within 14 days following such notice, those non-defaulting Members who hold a majority of the Units held by all non-defaulting Members may cause the Company to exercise any one or more of the following remedies:

              A. The Company may commence an action to collect from the defaulting Member by legal process the Defaulted Amount, together with court costs and reasonable attorneys' fees.

              B. The non-defaulting Members may advance funds to the Company to cover some or all of the Defaulted Amount. Amounts which a non-defaulting Member so advances on behalf of the defaulting Member shall become a loan due and owing from the defaulting Member to such nondefaulting Member and bear interest at the highest rate permitted by law, payable monthly. All cash distributions otherwise distributable to the defaulting Member under this Agreement shall instead be paid to the non-defaulting Members making such advances until such advances and interest thereon are paid in full. In any event, any such advances shall be evidenced by a promissory note and shall be due and payable by the defaulting Member one (1) year from the date that such advance was made. Effective upon a Member becoming a defaulting Member, each Member grants to the non-defaulting Members who advance funds under this Section 3.5.B a security interest in its Economic Interest to secure its obligation to repay such advances and agrees to execute and deliver a promissory note as described herein together with a security agreement and such UCC-1 financing statements as such non-defaulting Members may reasonably request.

              C. The non-defaulting Members who hold a majority of the Units held by all non-defaulting Members may dissolve the Company, in which event the Company shall be wound-up, liquidated and terminated pursuant to Article IX.

       Each Member acknowledges and agrees that the remedies described in this
Section 3.5 bear a reasonable relationship to the damages which the Members estimate may be suffered by the Company and the non-defaulting Members by reason of the failure of a defaulting Member to make an additional Capital Contribution when required, and the election of any or all of the above described remedies is not unreasonable under the circumstances existing as of the date hereof. The election of the non-defaulting Members to pursue any remedy provided in this Section 3.5 shah not be a waiver or limitation of the right to pursue an additional or different remedy available hereunder or at law or equity with respect to any subsequent default.

       3.6    No Interest.  No Member shall be entitled to receive any interest
              -----------
on his or her Capital Contributions.

       3.7    Loans by Members.
              ----------------

              A.  Generally.  Except as otherwise provided in Section 3.7.B, no
                  ---------
Member will be required to make loans to the Company by virtue of being a Member in the Company. Loans may be made, however, by any Member to the Company and shall not be considered Capital Contributions. The amount of any such loan shall be a debt due from the Company to such lending Member, and shall be made upon such terms and conditions and bearing interest at such rates as are approved by a Super Majority Vote of the Managers.

              B.  GE Capital Debt.  If, in any of the first two (2) Fiscal Years
                  ---------------
of the Company, the Company is required to make principal payments on the GE Capital Debt (or on any replacement debt) in excess of the sum of: (i) $867,333 per such Fiscal Year and (ii) any net proceeds realized by the Company from the IBM Claim in such Fiscal Year, then the Dove Group (or any one or more of the Dove Group) shall loan to the Company the amount of such excess. Any such loan (the "Dove Group Loan") shall be evidenced by a promissory note, shall bear interest at the same rate as the GE Capital Debt (or any replacement debt), and shall be repaid by the Company within 12 months after the making thereof, except (with respect to a Dove Group Loan made during the first such Fiscal Year) to the extent that, in the second of such Fiscal Years, any principal repayment made by the Company on the Dove Group Loan together with any principal payment made by the Company on the GE Capital Debt (or any replacement debt) would exceed the sum of: (i) $867,333 and (ii) any net proceeds realized from the IBM Claim in such Fiscal Year, in which event the Dove Group Loan would be extended for an additional 12 months. The failure of the Dove Group collectively to make any required Dove Group Loan shall be treated as a default by each of the Dove Group, and remedies analogous to those set forth in Section 3.5 shall be available to the Company and to Koll. Without limiting any remedies described in the preceding sentence, if the Dove Group fails to make any required Dove Group Loan pursuant to this Section 3.7.B, Koll may elect to advance to the Company some or all of the amounts otherwise required to be loaned by the Dove Group, in which case each dollar advanced by Koll shall, for so long as it has not been repaid, defer one dollar of Koll's obligation to make further Capital Contributions pursuant to
Section 3.2.B, until and to the extent such advance is repaid; it being understood that the sum of Koll's Capital Contributions pursuant to Section 3.2.B and any unrepaid advance made by Koll pursuant to this Section 3.7.B,
shall not exceed in the aggregate $   *   .  Furthermore, if any advance made by
Koll has not been repaid in full at the end of any Fiscal Year, Ross Dove and Kirk Dove shall not be entitled to any bonus in their capacities as employees for such Fiscal Year.

                                   ARTICLE IV

                                    MEMBERS

       4.1    Limited Liability.  Except as required under the Act or as
              -----------------
expressly set forth in this Agreement, no Member shall be personally liable for any debt, obligation or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise.

       4.2    Admission of Additional Members.  The Company may issue additional
              -------------------------------
Units and may admit new Members to the Company. Any additional Members shall obtain Units and will participate in the management, Net Profits, Net Losses, and distributions of the Company on such terms as are determined by Super Majority Vote of the Managers. Any additional Members shall execute and deliver such number of counterpart signature pages to this Agreement and the Buy-Sell Agreement as the Managers may require, evidencing such Member's intent to be bound by all of the terms and conditions of this Agreement (including the Buy-Sell Agreement). Exhibits A and B shall be amended to reflect each issuance of additional Membership Interests. Notwithstanding the foregoing, substitute Members may only be admitted in accordance with Article VII.

       4.3    Voting Rights. Except as expressly provided in this Agreement, the
              -------------
Act or the Articles, Members shall have no voting, approval or consent rights. Unless otherwise provided in this Agreement, all matters in which a vote, approval or consent of the Members is required, a vote, consent or approval of Members holding a Majority Vote (or, in instances in which there are defaulting Members, non-defaulting Members who hold a majority of the Units

                                                        * Confidential Treatment
                                                          Requested
held by all non-defaulting Members) shall be sufficient to authorize or approve such act.

       4.4    Meetings of Members.
              -------------------

              A.  Date, Time and Place of Meetings of Members; Secretary.  The
                  ------------------------------------------------------
Members may, but shall not be required to hold regular meetings. Meetings of Members may be held at such date, time and place within or without the State of California as the Managers may fix from time to time. At any Members' meeting, the Managers shall appoint a person to preside at the meeting and a person to act as secretary of the meeting. The secretary of the meeting shall prepare minutes of the meeting which shall be placed in the minute books of the Company.

              B.  Power to Call Meetings. Unless otherwise prescribed by the Act
                  ----------------------
or by the Articles, meetings of the Members may be called by any Manager, or upon written demand of Members holding more than ten percent (10%) of the Percentage Interests for the purpose of addressing any matters on which the Members may vote.

              C.  Notice of Meetings.  Written notice of a meeting of Members
                  ------------------
shall be sent or otherwise given to each Member in accordance with Section 4.4.D not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and the general nature of the business to be transacted. No other business may be transacted at this meeting. Upon written request to a Manager by any person entitled to call a meeting of Members, the Managers shall immediately cause notice to be given to the Members entitled to vote that a meeting will be held at a time requested by the person calling the meeting, not less than ten (10) days nor more than sixty (60) days alter the receipt of the request. If the notice is not given within ten (10) days after the receipt of the request, the person entitled to call the meeting may give the notice.

              D.  Manner of Giving Notice; Affidavit of Notice.  Notice of any
                  --------------------------------------------
meeting of Members shall be given in accordance with Section 12.7. If any notice addressed to a Member at the address of that Member appearing on the books of the Company is returned to the Company by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the Member at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the Member on written demand of the Member at the principal executive office of the Company for a period of one year from the date of the giving of the notice.

              An affidavit of the mailing or other means of giving any notice of any meeting shall be executed by the Manager or any secretary, assistant secretary or any transfer agent of the Company giving the notice, and shall be filed and maintained in the minute book of the Company.

              E.  Validity of Action.  Any action approved at a meeting, other
                  ------------------
than by unanimous approval of those entitled to vote, shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice.

              F.  Quorum. The presence in person or by proxy of the holders of a
                  ------
majority of the Units shall constitute a quorum at a meeting of Members. The Members present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the loss of a quorum, if any action taken after loss of a quorum (other than adjournment) is approved by Majority Vote of the Members.

              G.  Adjourned Meeting; Notice. Any Members' meeting, whether or
                  -------------------------
not a quorum is present, may be adjourned from time to time by the vote of the majority of the Units represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 4.8.F. When any meeting of Members is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is subsequently fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the Managers shall set a new record date. At any adjourned meeting the Company may transact any business which might have been transacted at the original meeting.

              H.  Waiver of Notice or Consent.  The actions taken at any meeting
                  ---------------------------
of Members however called and noticed and wherever held, have the same validity as if taken at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if either before or after the meeting, each of the Members entitled to vote who was not present in person or by proxy, signs a written waiver of notice or consents to the holding of the meeting or approves the minutes of the meeting. All such waivers, consents or approvals shall be filed with the Company records or made a part of the minutes of the meeting.

              Attendance of a person at a meeting shall constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the meeting. Neither the business to be transacted nor the purpose of any meeting of Members need be specified in any written waiver of notice except as provided in Section 4.4.E.

              I.  Action by Written Consent Without a Meeting.  Any action that
                  -------------------------------------------
may be taken at a meeting of Members may be taken without a meeting, if a consent in writing setting forth the action so taken is signed and delivered to the Company within sixty (60) days of the record date for that action by Members having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Members entitled to vote on that action at a meeting were present and voted. All such consents shall be filed with the Managers or the secretary, if any, of the Company and shall be maintained in the Company records. Any Member giving a written consent, or the Member's proxy holders, may revoke the consent by written notice received by the Managers or secretary, if any, of the Company before written consents of the number of votes required to authorize the proposed action have been filed.

              Unless the consents of all Members entitled to vote have been solicited in writing, (i) notice of any Member approval of an amendment to the Articles or this Agreement, a dissolution of the Company, or a merger of the Company, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval, and (ii) prompt notice shall be given of the taking of any other action approved by Members without a meeting by less than unanimous written consent to those Members entitled to vote who have not consented in writing.

              J.  Telephonic Participation by Member at Meetings.  Members may
                  ----------------------------------------------
participate in any Members' meeting through the use of any means of conference telephones or similar communications equipment as long as all Members participating can hear one another. A Member so participating is deemed to be present in person at the meeting.

              K.  Voting.  If a quorum is present, except on those matters
                  ------
otherwise expressly noted in this Agreement, a Majority Vote of the Members shall be deemed to be an act approved by the Members.

              L.  Record Date.  In order that the Company may determine the
                  -----------
Members of record entitled to notices of any meeting or to vote, or entitled to receive any distribution or to exercise any rights in respect of any distribution or to exercise any rights in respect of any other lawful action, a Manager, or Members representing more than ten percent (10%) of the Percentage Interests may fix, in advance, a record date, that is not more than sixty (60) days nor less than ten (10) days prior to the date of the meeting and not more than sixty (60) days prior to any other action. In no record date is fixed:

              (i) The record date for determining Members entitled to notice of or to vote at a meeting of Members shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

              (ii) The record date for determining Members entitled to give consent to Company action in writing without a meeting shall be the day on which the first written consent is given.

              (iii) The record date for determining Members for any other purpose shall be at the close of business on the day on which the Managers adopt the resolution relating thereto, or the sixtieth (60th) day prior to the date of the other action, whichever is later.

              (iv) The determination of Members of record entitled to notice of or to vote at a meeting of Members shall apply to any adjournment of the meeting unless a Manager or the Members who called the meeting fix a new record date for the adjourned meeting, but the Manager or the Members who called the meeting shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

       4.5    Remuneration To Members.
              -----------------------

              A. Except as otherwise authorized in, or pursuant to, this Agreement, no Member is entitled to remuneration for acting in the Company business.

              B. Notwithstanding the foregoing, the Company shall reimburse the Members for organizational expenses (including, without limitation, legal and accounting fees and costs) incurred to form the Company, and prepare the Articles, this Agreement (including the Buy/Sell Agreement) and the Contribution Agreement. To the extent that the Dove Group's combined reimbursement pursuant to the foregoing exceeds Koll's reimbursement, Koll shall receive a special distribution from the Company in an amount equal to such excess; and similarly, to the extent that Koll's reimbursement pursuant to the foregoing exceeds the Dove Group's combined reimbursement, the Dove Group shall receive a special distribution from the Company in an amount equal to such excess.

              C. It is contemplated that certain Members shall be officers and employees of the Company and, as such, shall be entitled to salaries, bonus, benefits and other remuneration all as set forth in any applicable employment agreement or as otherwise determined from time to time by a Super Majority Vote of the Managers.

       4.6    Members Are Not Agents. Pursuant to Article V and the Articles,
              ----------------------
the management of the Company is vested in the Managers. No Member, acting solely in the capacity of a Member, is an agent of the Company nor can any Member in such capacity bind nor execute any instrument on behalf of the Company.

       4.7    No Right to Withdraw. No Member shall have the right to withdraw
              --------------------
from the Company.

                                   ARTICLE V

                     MANAGEMENT AND CONTROL OF THE COMPANY

       5.1    Management of the Company by Managers.
              -------------------------------------

              A.   Exclusive Management by Managers.  The business, property and
                   --------------------------------
affairs of the Company shall be managed exclusively by the Managers. Except for situations in which the approval of the Members is expressly required by the Articles or this Agreement, and except to the extent powers have been delegated to the officers as set forth in Section 5.11 below, the Managers shall have full, complete and exclusive authority, power and discretion to manage and control the business, property and affairs of the Company, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company's business, property and affairs consistent with the conduct and authority normally attributable to a "corporate" board of directors.

              B.  Authority of Managers. No Manager, acting alone and solely in
                  ---------------------
his or her capacity as a Manager, is an agent of the Company nor can any Manager acting alone in such capacity bind the Company or execute any instrument on behalf of the Company. Except to the extent that this Agreement expressly requires the approval of more than a majority of the Managers, every act or decision done or made by the Managers shall be by a majority of the Managers.

              C.  Meetings of Managers. Meetings of the Managers may be called
                  --------------------
by any Manager or by the chairperson, president, any vice-president or the secretary. All meetings shall be held upon four (4) days notice by mail or forty-eight (48) hours notice delivered personally or by telephone, telegraph or facsimile. A notice need not specify the purpose of any meeting. Notice of a meeting need not be given to any Manager who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior to its commencement, the lack of notice to such Manager. All such waivers, consents and approvals shall be filed with the Company records or made a part of the minutes of the meeting. A majority of the Managers present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment shall be given prior to the time of the adjourned meeting to the Managers who are not present at the time of the adjournment. Meetings of the Managers may be held at any place within or without the State of California which has been designated in the notice of the meeting. Managers may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Managers participating in such meeting can hear one another. Participation in a meeting in such manner constitutes a presence in person at such meeting. A majority of the authorized number of Managers constitutes a quorum of the Managers for the transaction of business.

              Any action required or permitted to be taken by the Managers may be taken by the Managers without a meeting, if a majority of the Managers consent in writing to such action. Any action required or permitted to be taken by a Super Majority Vote of the Managers may be taken by the Managers without a meeting, if a Super Majority of the Managers consent in writing to such action. Such action by written consent shall have the same force and effect as a majority vote of such Managers.

              The provisions of this Section 5.1.C govern meetings of the Managers if the Managers elect, in their discretion, to hold meetings. However, nothing in this Section 5.1.C or in this Agreement is intended to require that meetings of managers be held, it being the intent of the Members that meetings of Managers are not required.

       5.2    Election of Managers.
              --------------------

              A.  Number, Designation, Terms and Qualifications. The Company
                  ---------------------------------------------
shall initially have seven (7) Managers who shall initially be those persons listed on Exhibit "C" attached hereto. The Managers shall be appointed by the Members for one (1) year terms in accordance with the provisions of this Section
5.2. Four (4) of the seven (7) Managers (the "Koll Designees") shall be appointed by Koll, subject to the Dove Group's right to interview and approve each of the Koll Designees prior to their appointment, which approval will not be unreasonably withheld, and three (3) of the seven (7) Managers (the "Dove Designees") shall be appointed by the Dove Group, subject to Koll's right to interview and approve each of the Dove Designees prior to their appointment, which approval will not be unreasonably withheld. The appointments shall be made at a meeting of the Members or by written action signed by the Members. Unless he or she resigns or is removed, each Manager shall hold office until the later of the expiration of the one-year term of his or her appointment or until a successor is appointed and qualified. A Manager need not be a Member, a resident of the State of California, or a citizen of the United States. A Manager, however, cannot be any person who has any interest whatsoever in any competitor of the Company. The number of Managers of the Company may be varied from time to time by Super Majority Vote of the Managers in which case the definition of Super Majority and the number of Koll Designees and Dove Designees shall be appropriately adjusted, provided that in no instance shall there be less than one Manager and provided further that if the number of Managers is reduced from more than one to one, the Articles shall be amended to so state, and if the number of Managers is increased from one to more than one, the Articles shall be amended to delete the statement that the Company has only one Manager.

              B.  Resignation. Any Manager may resign at any time by giving
                  -----------
written notice to the Members and remaining Managers without prejudice to the rights, if any, of the Company under any contract to which the Manager is a party. The resignation of any Manager shall take effect upon receipt of that notice or at such later time as shall be specified in the notice; and, unless otherwise specified in the notice, the acceptance of the resignation shall not be necessary to make it effective. The resignation of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not constitute a withdrawal of a Member.

              C.  Removal.  The Members who appointed a Manager may remove such
                  -------
Manager with or without cause. Any removal shall be without prejudice to the rights, if any, of the Manager under any employment contract and, if the Manager is also a Member, shall not affect the Manager's rights as a member or constitute a withdrawal of a Member.

              D.  Vacancies. A vacancy or vacancies in the number of Managers
                  ---------
shall be deemed to exist in the case of the death, resignation, or removal of any Manager or if the authorized number of Managers is increased, or if the Members fail to appoint the full authorized number of Managers to be appointed. Koll shall have the right to fill any vacancy created with respect to a Koll Designee, and the Dove Group shall have the right to fill any vacancy created with respect to a Dove Designee. No reduction of the authorized number of Managers shall have the effect of removing any Manager prior to the expiration of the Manager's term of office.

       5.3    Powers of Managers.
              ------------------

              A. Powers of Managers. Without limiting the generality of Section
                 ------------------
5.1, but subject to Section 5.3.B and to the express limitations set forth elsewhere in this Agreement, the Managers shall have all necessary powers to manage and carry out the purposes, business, property and affairs of the Company, including, without limitation, the power to exercise on behalf and in the name of the Company all of the powers described in Corporations Code Section 17003.

              B.  Limitations on Power of Managers.  The Managers shall not have
                  --------------------------------
authority hereunder to cause the Company to take any of the following actions without first obtaining a Super Majority Vote of the Managers:

                  (i) Subject to the rights of the Members pursuant to the Buy/Sell Agreement, the sale, exchange or other disposition of all, or substantially all, of the Company's assets occurring as part of a single transaction or plan, or in multiple transactions over a twelve (12) month period, except in the orderly liquidation and winding up of the business of the Company upon its duly authorized dissolution;

                  (ii) Subject to the rights of the Members pursuant to the Buy/Sell Agreement, the merger of the Company with another limited liability company or limited partnership; provided in no event shall a Member be required to become a general partner in a merger with a limited partnership without such Member's express written consent or unless the agreement of merger provides each Member with the dissenter's rights described in the Act;

                  (iii)  The establishment of different classes of Members;

                  (iv) Transactions between the Company and one or more of the Members or Managers or one or more of any Member's or Manager's Affiliates, or transactions in which one or more Members or Managers, or one or more of any Members' or Manager's Affiliates, has a material financial interest;

                  (v) Without limiting subsection (iv), the lending of money by the Company to any Manager, Member or officer;

                  (vi) Any act which would make it impossible to carry on the ordinary business of the Company;

                  (vii)  The confession of a judgment against the Company;

                  (viii) Any sale or issuance of, or grant of options, warrants, subscriptions, or other rights with respect to any Units of the Company;

                  (ix) Any recapitalization, restructuring or reorganization of the Company, including any change in its Units affected by a combination, reclassification, exchange, split or reverse split, conversion or other change;

                  (x)    Any public offering of any securities of the Company;

                  (xi) The borrowing of any funds by the Company if such borrowing would result in the aggregate borrowings of the Company exceeding $3,000,000;

                  (xii) The agreement by the Company to enter into or modify any employment agreements for any personnel if the base compensation and bonuses per year of any said employment agreement are estimated to exceed $250,000;

                  (xiii) The appointment of Ross Dove or Kirk Dove to any office of the Company;

                  (xiv) The adoption, material modification, or termination of employee compensation plans, including bonus programs, equity participation plans, and retirement programs;

                  (xv)   The selection of Company counsel; and

                  (xvi) to take any other action that, pursuant to the express provision of this Agreement, requires a Super Majority Vote of the Managers, including without limitation, as provided in Section 2.6 (actions outside scope of defined business of Company), Section 3.3 (additional capital contributions by existing Members), Section 3.7.A. (loans by Members to Company), Section 4.2 (admission of additional Members), Section 5.2.A (varying number of authorized Managers), Section 9.1.A (extension of the term of the Company), Section 9.1.C (election to dissolve the Company), and Section 12.8 (amending this Agreement).

              C.  Member Approval. The Managers shall not have authority
                  ---------------
hereunder to cause the Company to engage in the following transactions without first obtaining the vote of the Members as noted below:

                  (i) The merger of the Company with a corporation or a general partnership or other person shall require the affirmative vote or written consent of all Members; and

                  (ii) Any other transaction described in this Agreement as requiring the vote, consent or approval of the Members in the manner specified.

       5.4    Members Have No Managerial Authority. The Members shall have no
              ------------------------------------
power to participate in the management of the Company except as expressly authorized by this Agreement or the Articles and except as expressly required by the Act. Unless expressly and duly authorized in writing to do so by a Manager or Managers, no Member shall have any power or authority to bind or act on behalf of the Company in any way, to pledge its credit, or to render it liable for any purpose.

       5.5    Performance of Duties; Liability of Managers. Notwithstanding
              --------------------------------------------
Section 17255(a) of the Corporations Code, a Manager shall not be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, reckless or intentional misconduct, or a knowing violation of law by the Manager. The Managers shall perform their managerial duties in good faith, in a manner they reasonably believe to be in the best interests of the Company and its Members, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstance. A Manager who so performs the duties of Manager shall not have any liability by reason of being or having been a Manager of the Company.

       In performing their duties, the Managers shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, of the following persons or groups unless they have knowledge concerning the matter in question that would cause such reliance to be unwarranted and provided that the Managers act in good faith and after reasonable inquiry when the need therefor is indicated by the circumstances:

                  (a) one or more officers, employees or other agents of the Company whom the Managers reasonably believe to be reliable and competent in the matters presented;

                  (b) any attorney, independent accountant, or other person as to matters which the Managers reasonably believe to be within such person's professional or expert competence; or

                  (c) a committee upon which the Managers do not serve, duly designated in accordance with a provision of the Articles or this Agreement, as to matters within its designated authority, which committee the Managers reasonably believe to merit competence.

       5.6    Devotion of Time.  The Managers are not obligated to devote all of
              ----------------
their time or business efforts to the affairs of the Company. The Managers shall devote whatever time, effort and skill as they deem appropriate for the operation of the Company.

       5.7    Competing Activities. The Managers, either as Managers, officers
              --------------------
or employees of the Company, during the term of their employment or while they are an officer or Manager, shall not compete with the Company, either directly or indirectly, and shall not direct any business opportunities related in any way to the Company's business to any other Person.

       5.8    Transactions Between the Company and the Managers. Notwithstanding
              -------------------------------------------------
that it may constitute a conflict of interest, the Managers may, and may cause their Affiliates to, engage in any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service, or the establishment of any salary, other compensation or other terms of employment) with the Company so long as such transaction is not expressly prohibited by this Agreement, provided that such transaction is approved by a Super Majority Vote of the Managers. A transaction between the Managers and/or their Affiliates, on the one hand, and the Company, on the other hand, shall be conclusively determined to constitute a transaction on terms and conditions, on an overall basis, fair and reasonable to the Company and at least as favorable to the Company as those generally available in a similar transaction between parties operating at arm's length if approved by Super Majority Vote of the Managers. Except as expressly set forth in this Agreement, the Managers shall not have any obligation, in connection with any such transaction between the Company and the Managers or an Affiliate of the Managers, to seek the consent of the Members.

       5.9    Fees and Reimbursements to Managers. The Company shall not
              -----------------------------------
initially pay the Managers, in their capacities as such, any fee for services in connection with the management of the Company. Notwithstanding the foregoing, the Company may pay the Managers, in their capacities as such, a regular fee for services in connection with the management of the Company, as determined from time to time by the Managers, and no Manager shall be prevented from receiving any fee because the Manager is also a Member of the Company. The Company shall reimburse the Managers for reasonable travel and other out of pocket costs of attending meetings.

       5.10   Acts of Managers.  Any note, mortgage, evidence of indebtedness,
              ----------------
contract, certificate, statement, conveyance or other instrument in writing, and any assignment or endorsement thereof, executed or entered into between the Company and any other person, when signed by one or more Managers is not valid as to the Company unless each signing Manager has the authority to sign as an officer of the Company.

       5.11   Officers.
              --------

              A.  Appointment of Officers. The Managers will appoint officers
                  -----------------------
from time to time. The officers of the Company will include a chairperson, chief executive officer, president, secretary and chief financial officer, and may include any other officers as the Members may determine from time to time. The officers shall serve at the pleasure of the Managers, subject to all rights, if any, of an officer under any contract of employment. Any individual may hold any number of offices. No officer need be a resident of the State of California or citizen of the United States. The officers shall exercise such powers and perform such duties as specified in this Agreement and as shall be determined from time to time by the Managers.

              The initial officers shall be as follows:

              Chairman and Chief Executive Officer         Ross Dove
              President                                    Kirk Dove

              Secretary and Chief Financial Officer        Lee Cochran

              B.  Removal, Resignation and Filling of Vacancy of Officers.
                  -------------------------------------------------------
Subject to the rights, if any, of an officer under a contract of employment, any officer may be removed, either with or without cause, by the Managers at any time.

              Any officer may resign at any time by giving written notice to the Managers. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights if any, of the Company under any contract to which the officer is a party.

              A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Agreement for regular appointments to that office.

              C.  Salaries of Officers. Subject to Sections 5.3, 5.8 and 5.9,the
                  --------------------
salaries of all officers and agents of the Company shall be fixed by a resolution of the Managers.

              D.  Duties and Powers of the Chairperson. The chairperson, if such
                  ------------------------------------
an officer be appointed, shall, if present, preside at meetings of the Members and the Managers, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Managers or prescribed by this Agreement.

              E.  Duties and Powers of the Chief Executive Officer and
                  ----------------------------------------------------
President. Subject to such supervisory powers, if any, as may be given by the
- ---------
Managers to the chairperson, the president and the chief executive officer of the Company shall, subject to the control of the Managers, have general and active management of the business of the Company and shall see that all orders and resolutions of the Members and Managers are carried into effect. He or she shall have the general powers and duties of management usually vested in the chief executive office and the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Managers or this Agreement.

              The chief executive officer and the president shall be the only officers authorized to execute bonds, mortgages and other contracts except where the signing and execution thereof shall be expressly delegated by the Managers to some other officer or agent of the Company.

              F.  Duties and Powers of Secretary. The secretary shall attend all
                  ------------------------------
meetings of the Managers and all meetings of the Members, and shall record all the proceedings of the meetings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the Members and shall perform such other duties as may be prescribed by the Managers. The secretary shall have custody of the seal, if any, and the secretary shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature. The Managers may give general authority to any other officer to affix the seal of the Company, if any, and to attest the affixing by his or her signature.

              The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Company's transfer agent or registrar, as determined by resolution of the Managers, a register, or a duplicate register, showing the names of all Members and their addresses, their Percentage Interest, the number and date of certificates (if any) issued for the same, and the number and date of cancellation of every certificate (if any) surrendered for cancellation. The secretary shall also keep all documents described in
Section 8.1 and such other documents as such may be required under the Act. The secretary shall perform such other duties and have such other authority as may be prescribed elsewhere in this Agreement or from time to time by the Managers. The secretary shall have the general duties, powers and responsibilities of a secretary of a corporation.

       If the Managers choose to appoint an assistant secretary or assistant secretaries, the assistant secretaries, in the order of their seniority, in the absence, disability or inability to act of the secretary, shall perform the duties and exercise the powers of the secretary, and shall perform such other duties as the Managers may from time to time prescribe.

              G.  Duties and Powers of Chief Financial Officer. The chief
                  --------------------------------------------
financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, Membership Interests and Economic Interests. The books of account shall at all reasonable times be open to inspection by any Member.

              The chief financial officer shall have the custody of the funds and securities of the Company, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company, and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Managers.

              If the Managers choose to elect a treasurer or assistant treasurers, the treasurer or assistant treasurers in the order of their seniority shall, in the absence, disability or inability to act of the chief financial officer, perform the duties and exercise the powers of the chief financial officer, and shall perform such other duties as the Managers shall from time to time prescribe.

              H.  Acts of Officers as Conclusive Evidence of Authority. Any
                  ----------------------------------------------------
note, mortgage, evidence of indebtedness, contract, certificate, statement, conveyance or other instrument in writing, and any assignment or endorsement thereof, executed or entered into between the Company and any other Person, when signed by (i) any one of the chairperson of the board, the chief executive officer, or the president and (ii) any one of the secretary or chief financial officer of the Company, is not invalidated as to the Company by any lack of authority of the signing officers in the absence of actual knowledge on the part of the other Person that the signing officers had no authority to execute the same.

              I.  Signing Authority of Officers. The Managers shall set forth by
                  -----------------------------
written resolution the signing authority of officers of the Company.

       5.12   Limited Liability. No person who is a Manager or officer or both a
              -----------------
Manager and officer of the Company shall be personally liable under any judgment of a court, or in any other manner, for any debt, obligation, or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise, solely by reason of being a Manager of officer or both a Manager and officer of the Company.

                                  ARTICLE VI

          ALLOCATIONS OF NET PROFITS AND NET LOSSES AND DISTRIBUTIONS

       6.1    Maintenance of Capital Accounts.
              -------------------------------

              A.  General. A Capital Account will be maintained for each Member
                  -------
in accordance with the following provisions. Each Member's Capital Account will be:

                  (i)    Increased by:

                         (a)  Such Member's Capital Contributions;

                         (b)  Such Member's allocable share of Net Profits; and

                         (c)  Any items in the nature of income or gain that are
specially allocated to such Member pursuant to Section 6.3; and

                  (ii)   Decreased by:

                         (a)  The amount of cash and the Gross Asset Value of
any Company property (net of any liabilities assumed or taken subject to) distributed to such Member pursuant to any provision of this Agreement;

                         (b)  Such Member's allocable share of Net Losses; and

                         (c)  Any items in the nature of expenses or losses that
are specially allocated to such Member pursuant to Section 6.3.

              B.  Transfers. If any Membership Interest in the Company is
                   ---------
transferred in accordance with the terms of this Agreement (including the Buy/Sell Agreement), the transferee will succeed to the Capital Account of the transferor to the extent it relates to the transferred Membership Interest.

              C.  Discretion to Modify.  The foregoing provisions and the other
                  --------------------
provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2, and will be interpreted and applied in a manner consistent with such Regulations. If the Managers determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, the Managers may make such modification, provided they determine that such modification will have no material adverse effect on the aggregate amounts distributable to any Member pursuant to this Agreement.

       6.2    Allocations of Net Profit and Net Loss.
              --------------------------------------

              A.  Net Loss. After giving effect to the special allocations set
                  --------
forth in Section 6.3, Net Loss shall be allocated to the Members in proportion to their Percentage Interests.

              B.  Net Profit. After giving effect to the special allocations set
                  ----------
forth in Section 6.3, Net Profit shall be allocated to the Members in proportion to their Percentage Interests.

       6.3    Special Allocations.
              -------------------

              A.  Minimum Gain Chargeback. Notwithstanding any other provision
                  -----------------------
of this Article 6, but subject to the exceptions set forth in Regulations Sections 1.704-2(f)(2) (exception for certain conversions and refinancings of Nonrecourse Liabilities into recourse debt or Member-Related Nonrecourse Debt), 1.704-2(f)(3) (exception for certain capital contributions used to repay Nonrecourse Liabilities), 1.704-2(f)(4) (exceptions granted by the Commissioner of the Internal Revenue Service upon request), and 1.704-2(f)(5) (other exceptions that may be established by published revenue ruling), if there is a net decrease in Company Minimum Gain during any Company Fiscal Year, each Member shall be specially allocated, prior to any other allocation of Net Profits, Net Losses, or other specially allocated item under this Section 6.3.A for such year, items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g)(2), during such year. Allocations pursuant to this Section 6.3.A shall be made in proportion to the amounts required to be allocated to each Member under this Section 6.3.A. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6). This Section 6.3.A is intended to comply with the minimum gain chargeback requirement contained in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

              B.  Chargeback of Minimum Gain Attributable to Member Nonrecourse
                  -------------------------------------------------------------
Debt. Notwithstanding Section 6.2 of this Agreement, but subject to the
- ----
exceptions set forth in Regulations Section 1.704-2(i)(4) (including exceptions consistent with those set forth in Regulations Sections 1.704-2(f)(2), (f)(3),
(f)(4), and (f)(5)), if, with respect to a Member Nonrecourse Debt, there is a net decrease in Member Minimum Gain for any fiscal year of the Company (determined in accordance with Regulations Section 1.704-2(i)(3)), each Member with a share of the Member Minimum Gain (such share to be determined in accordance with Regulations Section 1.704-2(i)(5)) will be specially allocated items of Company income and gain for such year (and if necessary for subsequent years) in an amount equal to such Member's share of the net decrease in such Member Minimum Gain during such year. The items so allocated will be determined in a manner consistent with the provisions of Regulations Section 1.704-2(i)(4). This Section is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations, and will be interpreted consistently therewith. The allocation required by this Section 6.3.B will be made after any allocation required by Section 6.3.A but before any other allocation for the year.

              C.  Nonrecourse Deductions. Notwithstanding any other provision of
                  ----------------------
this Article VI, any Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated to the Members in proportion to their Percentage Interests.

              D.  Member Nonrecourse Deductions. Notwithstanding any other
                  -----------------------------
provision of this Article VI, Member Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated to the Member who bears the economic risk of loss (within the meaning of Regulations Section 1.752-2) with respect to the Member Nonrecourse Debt to which such items are attributable. This provision is intended to comply with the requirements of Regulations
Section 1.704-2(i)(1), and will be interpreted consistently therewith.

              E.  Qualified Income Offset. Notwithstanding Section 6.2, if any
                  -----------------------
Member unexpectedly receives any adjustment, allocation or distribution described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6), that,
                                                    -  -    -      -
after tentatively taking into account all allocations that would be made for the current period under this Article VI (other than allocations pursuant to this
Section 6.3.E), would cause or increase an Adjusted Capital Account Deficit, items of Company income and gain will be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations under Code Section 704(b), the Adjusted Capital Account Deficit as quickly as possible. This Section is intended to comply with the qualified income offset requirement in Regulations Section 1.704-1(b)(2)(ii)(d) and will be interpreted
                                                     -
consistently therewith. Allocations under this Section 6.3.E will be comprised of a pro rata portion of each item of Company income (including gross income) and gain for the year; however, items of income and gain allocated under Sections 6.3.A and 6.3.B will be excluded from the operation of this Section 6.3.E.

              F.  Preventative Allocation. If any Member would have a deficit
                  -----------------------
Capital Account balance at the end of any Company Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore to the Company on liquidation, (ii) such Member's share of the Company's Minimum Gain as of the end of such Fiscal Year, and (iii) such Member's share of Member Minimum Gain as of the end of such Fiscal Year, each such Member will be specially allocated items of Company income and gain in the amount of such excess as quickly as possible. Allocations under this Section 6.3.F will be comprised of a pro rata portion of each item of Company income (including gross income) and gain for the year; however, items of income and gain allocated under Sections 6.3.A and 6.3.B will be excluded from the operation of this Section 6.3.F.

              G.  Optional Adjustment to Basis - Section 754.  To the extent an
                  ------------------------------------------
adjustment to the adjusted tax basis of any Company asset pursuant to Code
Section 734(b) or Code Section 743(b) is required pursuant to Regulations
Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital
                          -
Accounts as the result of a distribution to a Member in complete liquidation of such Member's Membership Interest, the amount of such adjustment to the Capital Accounts will be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss will be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Regulations Section.

              H.  Overall Limitation on Allocation of Net Losses.
                  ----------------------------------------------
Notwithstanding any other provision of this Article VI, no Net Losses will be allocated to any Member if such allocation would cause or increase an Adjusted Capital Account Deficit in such Member's Capital

Account. If the Capital Account of any Member would have an Adjusted Capital Account Deficit at any time when the Capital Account of any other Member would not have an Adjusted Capital Account Deficit, any further Net Losses will be allocated in accordance with the respective Capital Account balances of the Members whose Capital Accounts would have no Adjusted Capital Account Deficit.

              I.  Curative Allocations. The allocations set forth in Section
                  --------------------
6.3.A through 6.3.H (the "Regulatory Allocations") are intended to comply with certain requirements of Regulations Sections 1.704-1(b) and 1.704-2. The Regulatory Allocations may not be consistent with the manner in which the Members intend to divide Company distributions. Accordingly, the Managers are hereby authorized to divide other allocations of Net Profits, Net Losses, and other items among the Members so as to prevent the Regulatory Allocations from distorting the manner in which Company distributions will be divided among the Members pursuant to this Agreement. In general, the Members anticipate that this will be accomplished by specially allocating other Net Profits, Net Losses, and items of income, gain, loss and deduction among the Members so that the net amount of the Regulatory Allocations and such special allocations to each such person is zero. However, the Managers will have discretion to accomplish this result in any reasonable manner.

              J.  Koll Preferred Return Allocation. Notwithstanding Section 6.2,
                  --------------------------------
but after application of the Regulatory Allocations, all or a portion of the remaining items of Company income or gain (including gross income), if any, for any Fiscal Year shall be specially allocated to Koll to the extent of the excess, if any, of (i) the cumulative distributions Koll has received pursuant to Sections 6.7.C(i) and 9.6.A from the commencement of the Company to a date 30 days after the end of such Fiscal Year, over (ii) the cumulative items of income and gain allocated to Koll pursuant to this Section 6.3.J for all prior Fiscal Years.

       6.4    Other Allocation Rules.
              ----------------------

              A.  Frequency. For purposes of determining the Net Profits, Net
                  ---------
Losses, or any other item allocated to any period, Net Profits, Net Losses, and any such other item will be determined on a daily, monthly, quarterly, or other basis, as determined by the

Managers using any permissible method under Code Section 706 and the Regulations thereunder.

              B.  Remaining Items.  Any item of Company income, gain, loss or
                  ---------------
deduction and any other allocation not otherwise provided for in this Agreement will be divided among the Members in the same proportions as they share Net Profits or Net Losses, as the case may be, for such period.

              C.  Share of Excess Nonrecourse Liabilities. Solely for purposes
                  ---------------------------------------
of determining a Member's proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Regulations Section 1.752-3(a)(3), Members' interests in Company profits will be deemed to be equal to their respective Percentage Interests.

       6.5    Tax Allocations; Code Section 704(c).
              ------------------------------------

              A.  Proportional to Net Profits or Net Losses. Except as otherwise
                  -----------------------------------------
provided in this Section 6.5, for each taxable period, each item of Company income, gain, deduction and loss for tax purposes will be allocated among the Members in the same proportion as they share the corresponding item of Net Profits, Net Losses or other item of Company income, gain, loss or deduction for such period.

              B.  Contribution of Property. In accordance with Code Section
                  ------------------------
704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company will, for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value.

              C.  Gross Asset Value Adjustment.  If the Gross Asset Value of any
                  ----------------------------
Company asset is adjusted as the result of an adjustment as described in subsection B of the definition of Gross Asset Value, subsequent allocations of income, gain, loss and deduction with respect to such asset will, for tax purposes, take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as pursuant to Code Section 704(c) and the Regulations thereunder.

              D.  Discretion; Effect. Any election or other decision relating to
                  ------------------
allocations pursuant to this Section 6.5 will be made by the Managers in any manner that reasonably reflects the purposes and intention of this Agreement. Allocations pursuant to this Section 6.5 are for purposes of federal, state and local taxes only and will not affect or in any way be taken into account in computing any Member's Capital Account balance or share of Net Income, Net Loss or distributions pursuant to any provision of this Agreement.

       6.6    Allocation of Net Profits and Losses in Respect of a Transferred
              ----------------------------------------------------------------
Interest. If any Membership Interest is transferred, or is increased or
- --------
decreased by reason of the admission of a new Member or otherwise during any Fiscal Year of the Company, each item of income, gain, loss, deduction or credit of the Company for such Fiscal Year shall be assigned pro rata to each day in the particular period of such fiscal year to which such item is attributable (i.e., the day on or during which it is accrued or otherwise occurred) and the amount of each such item so assigned to any such day shall be allocated to the Member based upon his or her respective Membership Interest at the close of such day.

              However, for the purpose of accounting convenience and simplicity, the Company shall treat a transfer of, or an increase or decrease in, a Membership Interest which occurs at any time during a semi-monthly period (commencing with a semi-monthly period including the date hereof) as having been consummated on the last day of such semi-monthly period, regardless of when during such semi-monthly period such transfer, increase, or decrease actually occurs (i.e., sales and dispositions made during the first fifteen (15) days of any month will be deemed to have been made on the 15th day of the month).

              Notwithstanding any provision above to the contrary, gain or loss of the Company realized in connection with a sale or other disposition of any of the assets of the Company shall be allocated solely to the parties owning Membership Interests as of the date such sale or other disposition occurs.

       6.7    Distributions.
              -------------

              A.  Generally.  Except as otherwise provided in this Agreement,
                  ---------
distributions shall be made out of Distributable Cash at such times and in such amounts as the Managers may determine, and shall be set forth in writing from time to time by resolution of the Managers.

              B.  Distributions to Pay Taxes. Subject to Section 6.9, but
                  --------------------------
without regard to Section 17254 of the Corporations Code, distributions shall be made each quarter to each Member in proportion to and in amounts at least equal to the combined state and federal income taxes (assuming the maximum individual tax rate) that is or will be payable on the Company's estimated taxable income allocable to each Member with respect to the preceding quarter.

              C.  Priority of Distributions. Except as otherwise provided in
                  -------------------------
Section 6.7.B and Article IX, and without regard to Section 17254(a)(2) of the Corporations Code, distributions shall be made among the Members in accordance with the following order of priority:

                  (i) First, 100% to Koll, until Koll receives an amount equal to the excess, if any, of: (a) the sum of the Koll Earned Preferred Returns for each Fiscal Year from the inception of the Company through and including the Fiscal Year most recently ended; over (b) the sum of all prior distributions to Koll pursuant to this Section 6.7.C(i); and

                  (ii) Thereafter, among the Members in proportion to their respective Percentage Interests.

              D.  Koll Earned Preferred Return. For purposes of the foregoing,
                  ----------------------------
the "Koll Earned Preferred Return" for any particular Fiscal Year (the "Determination Year") shall equal the lesser of (i) the sum of (x) the Koll Preferred Return (computed in accordance with this Section 6.7.D) for the Determination Year, and (y) the Koll Preferred Returns for any prior Fiscal Years, to the extent not yet "earned," and (ii) the amount by which the
Company's Net Earnings for the Determination Year exceed $   *    .  "Koll
Preferred Return" as of the end of any particular Fiscal Year shall equal the Shortfall (computed in accordance with this Section 6.7.D) as of the end of such year, reduced (but not below zero) by any Fee Carryforward (computed in accordance with this Section 6.7.D) as of the beginning of such year. "Shortfall" as of the end of any particular Fiscal Year, shall equal the excess (if any) of the Minimum Fees for such year over Koll's Fees for such year. "Fee Carryforward" as of the beginning of any particular Fiscal Year, shall equal the sum of the excess (if any), for each prior year, of Koll's Fees over the Minimum Fees; provided that, to the extent that, in any particular Fiscal Year, any Fee Carryforward is in fact used to reduce a Shortfall in computing the Koll Preferred

Return, the Fee Carryforward as of the beginning of the next Fiscal
Year will be reduced by the amount so used. The Koll Preferred Return with respect to any particular Fiscal Year will be deemed "earned" as soon as, and to the extent that, it is reflected in Koll Earned Preferred Return for that year or any subsequent year. In no event shall the failure to distribute the full amount of the Koll Earned Preferred Return in any year result in a forfeiture in future years by Koll of any portion of the Koll Earned Preferred Return.

              E.  Examples.  The following example is included herein to
                  --------
illustrate the intended effect of Section 6.7.C(i):


                      [Rest of page intentionally blank.]

EXAMPLE:
- --------

                   1              2        3              4                5             6
                   -              -        -              -                -             -
              Annual                                     Accrued Koll   Koll-Dove    Koll Earned
               Koll                         Fee           Preferred     Annual Net    Preferred
  Year/1/      Fees    Shortfall/2/   Carry Forward/3/    Return/3/      Earnings      Return/4/
- -----------   ------   ------------   ----------------    ------------   --------    ------------
1995              *
1996
1997
1998
1999

        F.  Distributions with respect to Transferred Interests.  Distributions
            ---------------------------------------------------
made under this Article 6 with respect to any transferred Membership Interest will be made only to Members of record on the record date designated by the Company.

    6.8   Form of Distribution.  Except as otherwise provided in Section 9.12, a
          --------------------
Member, regardless of the nature of the member's Capital Contribution, has no right to demand and receive any distribution from the Company in any form other than money. No Member may be compelled to accept from the Company a distribution of any asset in kind in lieu of a proportionate distribution of money being made to other Members. Except upon a dissolution and the winding up of the Company, no Member may be compelled to accept a distribution of any asset in kind.


- ----------------------
  /1/The example assumes each year is a full 12 months.

  /2/Shortfall is the excess of $   *  over Column 1 (actual fees received
by Koll)for current year.

  /3/Fee Carryforward is the sum of the amounts by which Column 1 exceeds $   *
for the current and all prior years, reduced by the amount of the Fee Carryforward used to reduce the Shortfall.

  /4/Koll Preferred Return equals Column 2 (Shortfall) reduced by Column 3 (Fee Carryforward) from the previous year.

  /5/To the extent that Column 5 (Net Earnings) exceeds $   *   in any year,
the accrued Koll Preferred Return shall be deemed earned by Koll to the extent of such excess Net Earnings in said year.

                                                        * Confidential Treatment
                                                          Requested

       6.9    Restriction on Distributions.
              ----------------------------

              A. No distribution shall be made if, after giving effect to the distribution the Company would not be able to pay its debt as they became due in the usual course of business.

              B. The Managers may base a determination that a distribution is not prohibited on any of the following:

                  (i) Financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances.

                  (ii)   A fair valuation.

                  (iii) Any other method that is reasonable in the circumstances.

              C. Solely for purposes of Section 6.9.A, the effect of a distribution is measured as of the date the distribution is authorized if the payment occurs within 120 days after the date of authorization, or the date payment is made if it occurs more than 120 days of the date of authorization.

       6.10   Return of Distributions. Except as otherwise provided in Section
              -----------------------
17254(e) of the Corporations Code, no Member shall be obligated to return any distribution to the Company or pay the amount of any distribution for the account of the Company or to any creditor of the Company. The amount of any distribution returned to the Company by a Member or paid by a Member for the account of the Company or to a creditor of the Company shall be added to the account or accounts from which it was subtracted when it was distributed to the Member.

       6.11   Obligations of Members to Report Allocations. The Members are
              --------------------------------------------
aware of the income tax consequences of the allocations made by this Article VI and hereby agree to be bound by the provisions of this Article VI in reporting their shares of Company income and loss for income tax purposes.

                                  ARTICLE VII

                     TRANSFER AND ASSIGNMENT OF INTERESTS

       The Members hereby agree to execute, concurrent with the execution of this Agreement, the Buy/Sell Agreement substantially in the form attached hereto as Exhibit "D" and incorporated herein by this reference which shall govern the transfer of a Member's Units.

                                 ARTICLE VIII

                   ACCOUNTING, RECORDS, REPORTING BY MEMBERS

      8.1     Books and Records. The books and records of the Company shall be
              -----------------
kept, and the financial position and the results of its operations recorded, in accordance with the accounting methods followed for federal income tax purposes. The books and records of the Company shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company shall maintain at its principal office in California all of the following:

              A. A current list of the full name and last known business or residence address of each Member set forth in alphabetical order, together with the Capital Contributions, Capital Account and Percentage Interest of each Member.

              B. A current list of the full name and business or residence address of each Manager.

              C. A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed.

              D. Copies of the Company's federal, state and local income tax or information returns and reports for the six most recent taxable years;

              E. A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed;

              F. Copies of the financial statements of the Company for the six most recent Fiscal Years; and

              G. The Company's books and records as they relate to the internal affairs of the Company for at least the current and past four Fiscal Years.

       8.2    Delivery to Members and Inspection.
              ----------------------------------

              A. Each Member and Manager has the right upon reasonable request for purposes reasonably related to the interest of the Member or Manager, to:

                  (i) Inspect and copy during normal business hours any of the Company records described in Sections 8.1.A through G; and

                  (ii) Obtain from the Managers, promptly after their becoming available, a copy of the Company's federal, state and local income tax or information returns for each Fiscal Year.

              B.  Any request, inspection or copying by a Member under this
Section 8.2 may be made by that Person or that Person's agent or attorney.

              C. The Managers shall promptly furnish to a Member a copy of any amendment to the Articles or this Agreement executed by a Manager pursuant to a power of attorney from the Member.

       8.3    Annual Statements.
              -----------------

              A. The Managers shall cause an audited annual report to be prepared and sent to each of the Members not later than 120 days after the close of the Fiscal Year. The report shall contain a balance sheet as of the end of the Fiscal Year and an income statement and statement of changes in financial position for the Fiscal Year.

              B. The Managers shall cause to be prepared at least annually, at Company expense, information necessary for the preparation of the Members' federal and state income tax returns. The Managers shall cause to be sent to each Member within ninety (90) days after the end of each taxable year such information as is necessary to complete federal and state income tax or information returns, and a copy of the Company's federal, state and local income tax or information returns for that year.

              C. The Managers shall cause to be filed at least annually with the California Secretary of State the statement required under California Corporations Code (S)17060.

       8.4    Financial and Other Information.  The Managers shall provide such
              -------------------------------
financial and other information relating to the Company or any other entity in which the Company owns, directly or indirectly, an equity interest, as a Member may reasonably request. The Managers shall distribute to the Members, promptly after the preparation or receipt thereof by the Managers, any financial or other information relating to any entity in which the Company owns, directly or indirectly, an equity interest, including any filings by such entity under the Securities Exchange Act of 1934, as amended, that is received by the Company with respect to any equity interest of the Company in such entity.

       8.5    Other Filings.  The Managers, at Company expense, shall cause to
              -------------
be prepared and timely filed, with appropriate federal and state regulatory and administrative bodies, amendments to, or restatements of, the Articles and all reports required to be filed by the Company with those entities under the Act or under any other applicable laws, rules, and regulations.

       8.6    Bank Accounts.  The Managers shall maintain the funds of the
              -------------
Company in one or more separate accounts in the name of the Company, with such financial contributions as the Managers may select, and shall not permit the funds of the Company to be commingled in any fashion with the funds of any other Person.

       8.7   Accounting Decisions and Reliance on Others. All decisions as to
             -------------------------------------------
accounting matters, except as otherwise specifically set forth herein, shall be made by the Managers, in consultation with the Company's accountants. The Managers may rely upon the advice of the Company's accountants as to whether such decisions are in accordance with accounting methods followed for federal income tax purposes.

       8.8    Tax Returns and Elections.  The Company's Fiscal Year will end on
              -------------------------
December 31 of each year unless otherwise determined by the Managers and permitted by the Code. The Company's accountants will be instructed to prepare and file all required income tax returns for the Company. The Managers will make any tax election on behalf of the Company necessary for completion of the Company tax return. If a distribution of property is made in the manner provided in Code Section 734, or if a transfer of any Membership Interest permitted by this Agreement is made in the manner provided in Code Section 743, the Managers may cause the Company to file an election under Code Section 754 in accordance with the procedures set forth in the applicable Regulations promulgated thereunder.

       8.9   Tax Matters Partner.  The Managers may designate from time to time,
             -------------------
by written resolution, a Member to be the Tax Matters Partner for purposes of Code Sections 6221 et seq., who will have all the authority granted by the Code
                   -- ---
to a tax matters partner. The initial Tax Matters Partner shall be Koll. Prompt notice of the designation of any new Tax Matters Partner will be given to all Members.

                                  ARTICLE IX

                          DISSOLUTION AND WINDING UP

       9.1    Dissolution.  The Company shall be dissolved, its assets shall be
              -----------
disposed of, and its affairs wound up on the first to occur of the following:

              A. Upon the expiration of the term set forth in Section 2.3, unless a Super Majority Vote of the Managers elects to extend such term;

              B.  Upon the entry of a decree of judicial dissolution pursuant to
Section 17351 of the Corporations Code;

              C. Upon a decision to dissolve by a Super Majority Vote of the Managers;

              D. The occurrence of a Dissolution Event with respect to any Member, and the failure of the Members to elect to continue the Company in accordance with Section 9.2;

              E. The sale of all or substantially all of the assets of the Company; or

              F. Any other event which is specified in the Articles or under applicable law as an event causing the dissolution of a limited liability company, notwithstanding any provision in the operating agreement of such limited liability company to the contrary.

       9.2    Election to Continue.  Upon the occurrence of a Dissolution Event
              --------------------
with respect to any Member, the Company shall dissolve unless the other Members (the "Remaining Members") consent by Majority Vote within ninety (90) days of the Dissolution Event to the continuation of the business of the Company. If the Remaining Members consent to the continuation of the business of the Company, the Company and/or the Remaining Members shall, to the extent so provided in the Buy/Sell Agreement, have the right to purchase, and the Member whose action or conduct resulted in the Dissolution Event ("Former Member") or such Former Member's legal representative shall, to the extent so required under the terms of the Buy/Sell Agreement, sell, the Former Member's Membership Interest in accordance with the terms and conditions of the Buy/Sell Agreement.

       9.3    Certificate of Dissolution.  As soon as possible following the
              --------------------------
occurrence of any of the events specified in Section 9.1, the Managers shall cause to be executed a Certificate of Dissolution in such form as shall be prescribed by the California Secretary of State and shall file the Certificate as required by the Act.

       9.4    Winding Up.  Upon the occurrence of any event specified in Section
              ----------
9.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors. The Managers shall be responsible for overseeing the winding up and liquidation of the Company, shall take full account of the assets and liabilities of the Company, shall either cause its assets to be sold or distributed, and if sold as promptly as is consistent with obtaining the fair market value thereof, shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed as provided in Section 9.5. The Managers shall give written notice of the commencement of winding up by mail to all known creditors and claimants whose addresses appear on the records of the Company.

       9.5    Distributions in Kind.  Any non-cash asset distributed to one or
              ---------------------
more Members shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if such asset were sold for such value, such Net Profit or Net Loss shall then be allocated pursuant to Article VI, and the Members' Capital Accounts shall be adjusted to reflect such allocations. The amount distributed and charged to the Capital Account of each Member receiving an interest in such distributed asset shall be the fair market value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to). The fair market value of such asset shall be determined by the Managers or by the Members or if any Member objects by an independent appraiser (any such appraiser must be recognized as an expert in valuing the type of asset involved) selected by the Manager or liquidating trustee and approved by the Members.

       9.6    Distribution of Assets and Order of Payment of Liabilities Upon
              ---------------------------------------------------------------
Dissolution. After determining that all known debts and liabilities of the
- -----------
Company in the process of winding-up including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall be distributed to the Members in the following order:

              A. First, 100% to Koll until Koll has received an amount equal to the excess, if any, of (i) the sum of the Koll Earned Preferred Returns for each Fiscal Year from the inception of the Company through and including the last Fiscal Year, over (ii) the sum of all prior distributions to Koll pursuant to
Section 6.7.C(i) and this Section 9.6.A.

              B. And, the balance to the Members having positive balances in their Capital Accounts (after giving effect to all contributions, distributions and allocations for all periods, including the period during which such distribution occurs), in the proportion that the positive balance in each Member's Capital Account bears to the sum of all Capital Accounts having positive balances.

       9.7    Timing of Liquidation Distributions.  Distributions in liquidation
              -----------------------------------
will be made by the end of the taxable year in which the liquidation occurs or, if later, within 90 days of the liquidating event and will otherwise comply with Regulations Section 1.704-1(b).

       9.8    Provision for Debts and Liabilities of Company. The payment of a
              ----------------------------------------------
debt or liability of the Company, whether the whereabouts of the creditor is known or unknown, shall be considered to have been adequately provided for (for purposes of

Section 9.6) if the payment has been provided for by either of the following means:

              A. Payment thereof has been assumed or guaranteed in good faith by one or more financially responsible persons or by the United States government or any agency thereof, and the provision, including the financial responsibility of the Person, was determined in good faith and with reasonable care by the Members or Managers to be adequate at the time of any distribution of the assets pursuant to this Section.

              B. The amount of the debt or liability has been deposited as provided in Section 2008 of the Corporations Code.

                  This Section 9.8 shall not prescribe the exclusive means of making adequate provision for debts and liabilities.

       9.9    Limitations on Payments Made in Dissolution.  Except as otherwise
              -------------------------------------------
specifically provided in this Agreement, each Member shall only be entitled to look solely at the assets of Company for the return of his or her positive Capital Account balance and shall have no recourse for his or her Capital Contribution and/or share of Net Profits (upon dissolution or otherwise against the Managers or any other Member).

       9.10   Certificate of Cancellation.  The Managers or Members who filed
              ---------------------------
the Certificate of Dissolution shall cause to be filed in the office of, and on a form prescribed by, the California Secretary of State, a certificate of cancellation of the Articles upon the completion of the winding up of the affairs of the Company.

       9.11   No Action for Dissolution.  Except as expressly permitted in this
              -------------------------
Agreement, a Member shall not take any voluntary action that directly causes a Dissolution Event. The Members acknowledge that irreparable damage would be done to the goodwill and reputation of the Company if any Member should bring an action in court to dissolve the Company under circumstances where dissolution is not required by Section 9.1. This Agreement has been drawn carefully to provide fair treatment of all parties and equitable payment in liquidation of Economic Interests. Accordingly, except where the Managers have failed to liquidate the Company as required by this Article IX, each Member hereby waives and renounces his or her right to initiate legal action to seek the appointment of a receiver or trustee to liquidate the Company or to seek a decree of judicial dissolution of the Company on the ground that (a) it is not reasonably practicable to carry on the business of the Company in conformity with the Articles or this Agreement, or (b) dissolution is reasonably necessary for the protection of the rights or interests of the complaining Member. Damages for breach of this Section 9.8 shall be monetary damages only (and not specific performance), and the damages may be offset against distributions by the Company to which such Member would otherwise be entitled.

       9.12   Right to Use Dove Names After Liquidation.  In the event of a
              -----------------------------------------
cessation of the business of the Company, whether in connection with the dissolution and liquidation of the Company or otherwise, the Company shall distribute to the Dove Group all of the Company's right, title, and interest in and to, and the right to use, the names "Ross-Dove Company, Inc.," "Dovemedia, Ltd.," "Dove Capital Corporation," and all similar names containing "Dove" (other than any name that also uses "Koll"), and neither the Company nor Koll shall have any further right to use such names.

                                   ARTICLE X

                         INDEMNIFICATION AND INSURANCE

       10.1   Indemnification of Agents. The Company shall indemnify any Person
              -------------------------
who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a Member, Manager, officer, employee or other agent of the Company or that, being or having been such a Member, Manager, officer, employee or agent, he or she is or was serving at the request of the Company as a manager, director, officer, employee or other agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an "agent"), to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit. The Managers shall be authorized, on behalf of the Company, to enter into indemnity agreements from time to time with any Person entitled to be indemnified by the Company hereunder, upon such terms and conditions as the Managers deem appropriate in their business judgment.

       10.2   Insurance.  The Company shall have the power to purchase and
              ---------
maintain insurance on behalf of any Person who is or was an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as an agent, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of Section 10.1 or under applicable law.

                                  ARTICLE XI

                          INVESTMENT REPRESENTATIONS

       Each Member hereby represents and warrants to, and agrees with, the Managers, the other Members, and the Company as follows:

       11.1   Preexisting Relationship or Experience.  (i) He or she has a
              --------------------------------------
preexisting personal or business relationship with the Company or one or more of its officers, Managers or control persons or (ii) by reason of his or her business or financial experience, or by reason of the business or financial experience of his or her financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, he or she is capable of evaluating the risks and merits of an investment in the Units and of protecting his or her own interest in connection with this investment.

       11.2   No Advertising.  He or she has not seen, received, been presented
              --------------
with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the sale of the Units.

       11.3   Investment Intent.  He or she is acquiring the Units for
              -----------------
investment purposes for his or her own account only and not with a view to or for sale in connection with any distribution of all or any part of the Units. No other person will have any direct or indirect beneficial interest in or right to the Units.

       11.4   Purpose of Entity.  If the Member is a corporation, partnership,
              -----------------
limited liability company, trust or other entity, it was not organized for the specific purpose of acquiring the Units.

       11.5   Residency.  He or she is a resident of the state set forth on
              ---------
Exhibit "A."

       11.6   Economic Risk.  He or she is financially able to bear the economic
              -------------
risk of an investment in the Units, including the total loss thereof.

       11.7   No Registration of Units.  He or she acknowledges that the Units
              ------------------------
have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under the California Corporate Securities Law of 1968, as amended, or any other applicable blue sky laws in reliance, in part, on his or her representations, warranties and agreements herein.

       11.8   Membership Interest in Restricted Security.  He or she understands
              ------------------------------------------
that the Units are "restricted securities" under the Securities Act in that the Units will be acquired from the Company in a transaction not involving a public offering, and that the Units may be resold without registration under the Securities Act only in certain limited circumstances and that otherwise the Units must be held indefinitely. In this connection, he or she understands the resale limitations imposed by the Securities Act and is familiar with SEC Rule 144, as presently in effect, and the conditions which must be met in order for that Rule to be available for resale of "restricted securities," including the requirement that the securities must be held for at least two years after purchase thereof from the Company prior to resale (three years in the absence of publicly available information about the Company) and the condition that there be available to the public current information about the Company under certain circumstances. He or she understands that the Company has not made such information available to the public and has no present plans to do so.

       11.9   No Obligation to Register.  He or she represents, warrants and
              -------------------------
agrees that the Company and the Managers are under no obligation to register or quality the Units under the Securities Act or under any state securities law, or to assist him or her in complying with any exemption from registration and qualification.

       11.10  No Disposition in Violation of Law.  Without limiting the
              ----------------------------------
representations set forth above, and without limiting Article VII of this Agreement, he or she will not make any disposition of all or any part of the Units which will result in the violation by him or her or by the Company of the Securities Act, the California Corporate Securities Law of 1968, or any other applicable securities laws. Without limiting the foregoing he or she agrees not to make any disposition of all or any part of the Units unless and until:

              A. There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or

              B. (i) He or she has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Managers, he or she has furnished the Company with a written opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of any securities under the Securities Act or the consent of or a permit from appropriate authorities under any applicable state securities law.

              C. In the case of any disposition of all or any part of the Units pursuant to SEC Rule 144, in addition to the matters set forth in Section 11.10.B, he or she shall promptly forward to the Company a copy of any Form 144 filed with the SEC with respect to such disposition and a letter from the executing broker satisfactory to the Company evidencing compliance with SEC Rule
144. If SEC Rule 144 is amended or if the SEC's interpretations thereof in effect at the time of any such disposition have changed from its present interpretations thereof, he or she shall provide the Company with such additional documents as the Managers may reasonably require.

       11.11  Legends.  He or she understands that the certificates (if any)
              -------
evidencing the Units may bear one or all of the following legends:

              A. "THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER THE APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS AGREEMENT IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

              B.  Any legend required by applicable state securities laws.

       11.12  Investment Risk.  He or she acknowledges that the Units are a
              ---------------
speculative investment which involves a substantial degree of risk of loss by him or her of his or her entire investment in the Company, that he or she understands and takes full cognizance of the risk factors related to the purchase of the Units, and that the Company is newly organized and has no financial or operating history.

       11.13  Restrictions on Transferability.  He or she acknowledges that
              -------------------------------
there are substantial restrictions on the transferability of the Units pursuant to this Agreement, that there is no public market for the Units and none is expected to develop, and that, accordingly, it may not be possible for him or her to liquidate his or her investment in the Company.

       11.14  Information Reviewed.  He or she has received and reviewed all
              --------------------
information he or she considers necessary or appropriate for deciding whether to purchase the Units. He or she has had an opportunity to ask questions and receive answers from the Company and its officers, Managers and employees regarding the terms and conditions of purchase of the Units and regarding the business, financial affairs and other aspects of the Company and has further had the opportunity to obtain all information (to the extent the Company possesses or can acquire such information without unreasonable effort or expense) which he or she deems necessary to evaluate the investment and to verify the accuracy of information otherwise provided to him or her.

       11.15  No Representations by Company.  Neither any Manager, any agent or
              -----------------------------
employee of the Company or of any Manager, or any other Person has at any time expressly or implicitly represented, guaranteed, or warranted to him or her that he or she may freely transfer the Unit, that a percentage of profit and/or amount or type of consideration will be realized as a result of an investment in the Units, that past performance or experience on the part of the Managers or their Affiliates or any other person in any way indicates the predictable results of the ownership of the Units or of the overall Company business, that any cash distributions from Company operations or otherwise will be made to the Members by any specific date (except tax distributions as noted) or will be made at all, or that any specific tax benefits will accrue as a result of an investment in the Company.

       11.16  Consultation with Attorney.  He or she has been advised to consult
              --------------------------
with his or her own attorney regarding all legal matters concerning an investment in the Company and the tax consequences of participating in the Company, and has done so, to the extent he or she considers necessary.

       11.17  Tax Consequences.  He or she acknowledges that the tax
              ----------------
consequences to him or her of investing in the Company will depend on his or her particular circumstances, and neither the Company, the Managers, the Members, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them will be responsible or liable for the tax consequences to him or her of an investment in the Company. He or she will look solely to, and rely upon, his or her own advisers with respect to the tax consequences of this investment.

       11.18  No Assurance of Tax Benefits.  He or she acknowledges that there
              ----------------------------
can be no assurance that the Code or the Regulations will not be amended or interpreted in the future in such a manner so as to deprive the Company and the Members of some or all of the tax benefits they might now receive, nor that some of the deductions claimed by the Company or the allocations of items of income, gain, loss, deduction, or credit among the Members may not be challenged by the Internal Revenue Service.

       11.19  Indemnity.  He or she shall indemnify and hold harmless the
              ---------
Company, each and every Manager, each and every other Member, and any officers, directors, shareholders, managers, members, employees, partners, agents, attorneys, registered representatives, and control persons of any such entity who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any violation of this Article XI, against losses, liabilities and expenses of the Company, each and every Manager, each and every other Member and any officers, directors, shareholders, managers, members, employees, partners, attorneys, accountants, agents, registered representatives and control persons of any such Person (including attorneys' fees, judgments, fines and amounts paid in settlement, payable as incurred) incurred by such Person in connection with such action, suit, proceeding or the like.

       11.20  Limitation.  In no event shall any of the representations and
              ----------
warranties contained in this Article XI be used in any manner that would in any way mitigate or reduce any liability that (i) the Dove Group has to Koll arising out of the Dove Group's representations and warranties and obligations pursuant to the Contribution Agreement, or (ii) Koll has to the Dove Group arising out of Koll's representations and warranties and obligations pursuant to the Contribution Agreement.

                                  ARTICLE XII

                                 MISCELLANEOUS

       12.1   Complete Agreement.  This Agreement (including the Buy/Sell
              ------------------
Agreement) and the Articles constitute the complete and exclusive statement of agreement among the Members and Managers with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among the Members and Managers or any of them. No representation, statement, condition or warranty not contained in this Agreement or the Articles will be binding on the Members or Managers or have any force or effect whatsoever. To the extent that any provision of the Articles conflict with any provision of this Agreement, the Articles shall control.

       12.2   Binding Effect.  Subject to the provisions of this Agreement
              --------------
(including the Buy/Sell Agreement) relating to transferability, this Agreement will be binding upon and inure to the benefit of the Members, and their respective successors and assigns.

       12.3   Parties in Interest.  Except as expressly provided in the Act,
              -------------------
nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any Persons other than the Members and Managers and their respective successors and assigns nor shall anything in this Agreement relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over or against any party to this Agreement.

       12.4   Interpretation.  In the event any claim is made by any Member
              --------------
relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Member or his or her counsel.

       12.5   Severability.  If any provision of this Agreement or the
              ------------
application of such provision to any person or circumstance shall be held invalid, the remainder of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid shall not be affected thereby.

       12.6   Additional Documents.  Each Member agrees to execute and deliver
              --------------------
such additional documents and instruments as may be appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.

       12.7   Notices.  Any notice to be given or to be served upon the Company,
              -------
any Manager or any party hereto in connection with this Agreement must be in writing (which may include facsimile) and may be delivered by personal service, mail, overnight courier or facsimile, and will be deemed to have been given and received when so delivered to the address or facsimile number specified by the party to receive the notice. Such notices will be given to a Member or Manager at the address or facsimile number specified in Exhibit "A" or "C" hereto, or to the Company at its principal office. Any party may, at any time by giving five
(5) days' prior written notice to the other parties, designate any other address or facsimile number in substitution of the foregoing address to which such notice will be given.

       12.8   Amendments.  All amendments to the Articles and this Agreement
              ----------
will be in writing and approved by Super Majority Vote of the Managers unless otherwise expressly provided in this Agreement.

       12.9   Amendments by Managers.  Notwithstanding any provision of this
              ----------------------
Agreement, amendments to this Operating Agreement which, in the opinion of counsel to the Company, are necessary to maintain the status of the Company as a tax partnership under federal or state law or for other tax purposes may be made by the Managers without the necessity of a vote of the Members.

       12.10  Reliance on Authority of Person Signing Agreement.  If a Member is
              -------------------------------------------------
not a natural person, neither the Company nor any Member will (a) be required to determine the authority of the individual signing this Agreement to make any commitment or undertaking on behalf of such entity or to determine any fact or circumstance bearing upon the existence of the authority of such individual or
(b) be responsible for the application or distribution of proceeds paid or credited to individuals signing this Agreement on behalf of such entity.

       12.11  No Interest in Company Property; Wavier of Action for Partition.
              ---------------------------------------------------------------
No Member has any interest in specific property of the Company. Without limiting the foregoing, each Member irrevocably waives during the term of the Company any right that he or she may have to maintain any action for partition with respect to the property of the Company.

       12.12  Multiple Counterparts.  This Agreement may be executed in two or
              ---------------------
more or more couterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

       12.13  Attorneys' Fees.  In the event that any legal, declaratory, self
              ---------------
help, or equitable action or arbitration or any other action not considered to be a legal or equitable action is commenced between the parties hereto or their personal representatives concerning any provision of this Agreement or the rights and duties of any person in relation thereto, the prevailing party shall be entitled, in addition to such other relief that may be granted, to a reasonable sum for their attorneys' fees and any other costs and expenses relating thereto.

       12.14  Time is of the Essence.  All dates and times in this Agreement are
              ----------------------
of the essence.

       12.15  Remedies Cumulative.  The remedies under this Agreement are
              -------------------
cumulative and shall not exclude any other remedies to which any Person may be lawfully entitled.

       IN WITNESS WHEREOF, all of the Members of Koll-Dove Global Disposition Services, LLC, a California limited liability company, have executed this Agreement, effective as of the date written above.

                                        DOVE GROUP:

                                           Ross-Dove Company, Inc.

                                                By:
                                                   -----------------
                                                      Ross M. Dove
                                                Its:  Chairman


                                                 By:
                                                    -----------------
                                                       Kirk Dove
                                                 Its:    President and
                                                         Chief
                                                       Executive Officer


                                           Dovemedia, Ltd.

                                                 By:
                                                    ------------------
                                                        Ross M. Dove
                                                 Its:     Chairman


                                                 By:
                                                    ------------------
                                                         Kirk Dove
                                                 Its:      President and
                                                           Chief
                                                         Executive Officer

                                         [Signatories continued]

                                                 By:
                                                    ----------------------
                                                        Kirk Dove
                                                 Its:      President and
                                                           Chief
                                                        Executive Officer


                                            ----------------------
                                             Ross Dove


                                            ---------------------
                                             Kirk Dove


                                           KOLL:

                                              Koll Management Services, Inc.

                                                     By:
                                                        -------------------
                                                           Glen Raiger
                                                     Its:  Executive Vice
                                                           President